Exhibit 99.1



                               ABS New Transaction



                             Computational Materials
                            -----------------------



                                  $381,200,000
                                 (Approximate)


                                   CWABS, Inc.

                                    Depositor


                           ASSET-BACKED CERTIFICATES,

                                 SERIES 2005-15


                         [LOGO OMITTED] Countrywide(SM)

                                   HOME LOANS

                           Seller and Master Servicer

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

The issuer has filed a registration statement (including a prospectus with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, including without limitation any collateral tables which may follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to any statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of any such statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Term Sheet                                                                                     Date: December 1, 2005
                                           $381,200,000 (Approximate)
                                   CWABS Asset-Backed Certificates, Series 2005-15

-----------------------------------------------------------------------------------------------------------------------------------
              Principal           WAL        Payment Window    Expected Ratings   Last Scheduled            Certificate
Class (1)     Balance(2)     Call/Mat(3)   (Mos) Call/Mat(3)  (S&P/Moody's)(7)  Distribution Date              Type
-----         ----------     --------      -----------------  -------------     -----------------              ----
1-AF-1(4)    $71,799,000     1.00/1.00     1 - 23/ 1 - 23        AAA/Aaa            Oct 2025        Floating Rate Senior Sequential
1-AF-2(4)     $8,675,000     2.00/2.00    23 - 26/23 - 26        AAA/Aaa            Dec 2026           Fixed Rate Senior Sequential
1-AF-3(4)    $41,508,000     3.00/3.00    26 - 53/26 - 53        AAA/Aaa            Jun 2033           Fixed Rate Senior Sequential
1-AF-4(4)     $9,179,000     5.00/5.00    53 - 69/53 - 69        AAA/Aaa            Aug 2034           Fixed Rate Senior Sequential
1-AF-5(4)    $15,209,000    7.38/10.64    69 - 94/69 - 213       AAA/Aaa            Apr 2036           Fixed Rate Senior Sequential
1-AF-6(4)    $21,000,000     6.44/6.80    42 - 94/42 - 211       AAA/Aaa            Feb 2036           Fixed Rate Senior Lockout
2-AV-1(5)    $77,851,000     1.00/1.00     1 - 23/ 1 - 23        AAA/Aaa            Aug 2028             Floating Rate Senior
2-AV-2(5)    $59,841,000     3.00/3.00    23 - 70/23 - 70        AAA/Aaa            Mar 2035             Floating Rate Senior
2-AV-3(5)    $13,738,000     7.22/8.35    70 - 94/70 - 186       AAA/Aaa            Apr 2036             Floating Rate Senior
M-1(6)       $12,200,000     5.21/5.79    40 - 94/40 - 178     [AA+/Aa1]            Mar 2036            Floating Rate Mezzanine
M-2(6)       $11,600,000     5.19/5.75    39 - 94/39 - 171      [AA/Aa2]            Mar 2036            Floating Rate Mezzanine
M-3(6)        $7,200,000     5.18/5.72    39 - 94/39 - 164     [AA-/Aa3]            Feb 2036            Floating Rate Mezzanine
M-4(6)        $6,400,000     5.16/5.69    38 - 94/38 - 159      [A+/A1]             Feb 2036            Floating Rate Mezzanine
M-5(6)        $6,000,000     5.16/5.66    38 - 94/38 - 153       [A/A2]             Jan 2036            Floating Rate Mezzanine
M-6(6)        $5,600,000     5.16/5.63    38 - 94/38 - 147      [A-/A3]             Jan 2036            Floating Rate Mezzanine
M-7(6)        $4,400,000     5.15/5.60    37 - 94/37 - 141    [BBB+/Baa1]           Dec 2035            Floating Rate Mezzanine
M-8(6)        $4,400,000     5.14/5.54    37 - 94/37 - 135     [BBB/Baa2]           Dec 2035            Floating Rate Mezzanine
B(6)          $4,600,000     5.14/5.49    37 - 94/37 - 128    [BBB-/Baa3]           Nov 2035            Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
Total:      $381,200,000
-----------------------------------------------------------------------------------------------------------------------------------


     (1) The margins on the Class 2-AV-1, Class 2-AV-2 and 2-AV-3 Certificates will double and the respective margins on the Subordinate Certificates will be equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates will increase by 0.50% after the Clean-up Call date.
     (2) The principal balance of each Class of Certificates is subject to a 10% variance.
     (3)  See "Pricing Prepayment Speed" below.
     (4) The Class 1-AF-1, Class 1-AF-2, Class 1-AF-3, Class 1-AF-4, Class 1-AF-5 and Class 1-AF-6 Certificates (collectively, the "Class 1-AF Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
     (5) The Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
     (6) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
     (7) Rating Agency Contacts: [Michael McCormick, Standard & Poors, 212.438.1937]; Rachel Peng, Moody's Ratings, 212-553-3831.

     Trust:                 Asset-Backed Certificates, Series 2005-15.

     Depositor:             CWABS, Inc.

     Seller:                Countrywide Home Loans, Inc ("Countrywide").

     Master Servicer:       Countrywide Home Loans Servicing LP.

     Underwriters:          Countrywide Securities Corporation (Lead Manager).

     Trustee: The Bank of New York, a New York banking corporation.

     Offered Certificates:  The (i) Class 1-AF and Class 2-AV Certificates
                            (collectively, the "Senior Certificates") and (ii) the Subordinate Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Offered Certificates."
-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Non-Offered Certificates:            The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates. The
                                     Offered Certificates and Non-Offered Certificates are collectively referred to herein as the
                                     "Certificates."

Fixed Rate Certificates:             The fixed rate certificates consist of the Class 1-AF Certificates (other than the Class
                                     1-AF-1 Certificates).

Floating Rate Certificates:          The floating rate certificates consist of the Class 1-AF-1, the Class 2-AV and the Subordinate
                                     Certificates.

Federal Tax Status:                  It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                        The Offered Certificates will be available in book-entry form through DTC, Clearstream,
                                     Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:                    Scheduled balances as of December 1, 2005.

Cut-off Date:                        As to any Mortgage Loan, the later of December 1, 2005 and the origination date of such
                                     Mortgage Loan.

Expected Pricing Date:               December [5], 2005.

Expected Closing Date:               December [30], 2005.

Expected Settlement Date:            December [30], 2005.

Distribution Date:                   The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in January 2006.

Accrued Interest:                    The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                                     Certificates will include accrued interest from December 1, 2006 up to, but not including, the Settlement Date.

Interest Accrual Period:             The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                                     Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                                     Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                                     Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:                   The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, that qualify under an investor based prohibited transaction class exemption, as described in the prospectus.

SMMEA Eligibility:                   The Class 1-AF, Class 2-AV, Class [M-1, Class M-2 and Class M-3] Certificates will constitute
                                     "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:                The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                     Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Pool as of the Cut-off Date.

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Pricing Prepayment Speed:            The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                                     ----------------------------------------------------------------------------------------------
                                     Fixed Rate Mortgage Loans
                                     ----------------------------------------------------------------------------------------------
                                     100% PPC, which assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                                     ----------------------------------------------------------------------------------------------


                                     ----------------------------------------------------------------------------------------------
                                     Adjustable Rate Mortgage Loans
                                     ----------------------------------------------------------------------------------------------
                                     100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing
                                     1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                     ----------------------------------------------------------------------------------------------



Mortgage Loans:                      The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                     Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                                     Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                     As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage
                                     Loans was approximately $399,011,675 (the "Mortgage Loans") of which: (i) approximately
                                     $209,827,588 were nonconforming balance Fixed Rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans") and (ii) approximately $189,184,088 were nonconforming balance Adjustable Rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans").

Pass-Through Rate:                   The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate
                                     Cap.

                                     The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of
                                     (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                       The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate (b) the trustee fee rate and (c) lender paid mortgage insurance premium rate (if any).

Net Rate Cap:                        The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                                     ----------------------------------------------------------------------------------------------
                                     1-AF      The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans
                                               (adjusted in the case of the Class A-AF-1 Certificates to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                     ----------------------------------------------------------------------------------------------
                                     2-AV      The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                               (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) minus the percentage equivalent of a fraction, the numerator of which is (x) the product of (a) the Net Swap Payment (multiplied by 360 divided by the actual number of days in the related accrual period) or Swap Termination
                                               Payment (other than a Swap Termination Payment due to a Swap Provider Trigger Event)
                                               owed by the trust and (b) the Senior Swap Percentage (as described below under
                                               "Senior Swap Percentage") and the denominator of which is (y) the aggregate stated
                                               principal balance of the Group 2 Mortgage Loans.
                                     ----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                  -------------------------------------------------------------------------------------------------
                                  Subordinate       The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans
                                                    and the Group 2 Mortgage, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the principal balance of the related Senior Certificates minus the percentage equivalent of a fraction, the numerator of which is (x) the product of (a) the Net Swap Payment (multiplied by 360 divided by the actual number of days in the related accrual period) or
                                                    Swap Termination Payment (other than a Swap Termination Payment due to a Swap
                                                    Provider Trigger Event) owed by the trust and (b) the Subordinate Swap
                                                    Percentage (as described below under "Subordinate Swap Percentage") and the denominator or which is (y) the principal balance of the Mortgage Loans over the principal balance of the Senior Certificates.
                                  -------------------------------------------------------------------------------------------------

Senior Swap
Percentage:                       For any Distribution Date equals (a) the Senior Arm Percentage divided by (b) the sum of the
                                  Senior Arm Percentage, Subordinate Arm Percentage and the Subordinate Fix Percentage (definitions below).

Subordinate Swap
Percentage:                       For any Distribution Date equals (a) the sum of the Subordinate Arm Percentage and the
                                  Subordinate Fix Percentage divided by (b) the sum of the Senior Arm Percentage, Subordinate Arm
                                  Percentage and the Subordinate Fix Percentage (definitions below).

                                  -------------------------------------------------------------------------------------------------
                                  Group 1 Interest Ratio     = (a) The net interest collections from the Group 1
                                                             Mortgage Loans divided by (b) the sum of the net interest collections from the Group 1 and Group 2 Mortgage Loans
                                  Group 2 Interest Ratio     = (a) The net interest collections from the Group 2
                                                             Mortgage Loans divided by (b) the sum of the net interest collections from the Group 1 and Group 2 Mortgage Loans
                                  Subordinate Ratio          = (a) (i) The aggregate stated principal balance of the Group 1 and
                                                             Group 2 Mortgage Loans minus (ii) the aggregate certificate principal balance of the Class 1-AF and 2-AV Certificates divided by (b) the aggregate stated principal balance of the Group 1 and Group 2 Mortgage
                                                             Loans.
                                  Senior Ratio               = (a) The aggregate certificate principal balance of the Class 1-AF and 2-AV Certificates divided by (b) the aggregate stated principal balance of the Group 1 and Group 2 Mortgage Loans.
                                  Senior Arm Percentage      = The Senior Ratio multiplied by the Group 2 Interest Ratio

                                  Subordinate Arm            = The Subordinate Ratio multiplied by the Group 2 Interest Ratio
                                  Percentage
                                  Subordinate Fix            = The Subordinate Ratio multiplied by the Group 1 Interest Ratio
                                  Percentage
                                  -------------------------------------------------------------------------------------------------


Net Rate Carryover:               For any Class of Offered Certificates and any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net Rate
                                  Carryover from previous Distribution Dates together with accrued interest thereon at the related
                                  Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on any remaining Excess Cashflow as described under the heading "Certificates Priority of Distributions" below.

Corridor Contract:                The Trust will include payments from a one-month LIBOR corridor contract for the benefit of the
                                  Class 1-AF-1 Certificates (the "Corridor Contract"). Payments to the Trust from the Corridor
                                  Contract will be calculated based on the lesser of the notional amount of the Corridor Contract and the principal balance of the Class 1-AF-1 Certificates. After the Closing Date, the notional amount of the Corridor Contract will amortize down pursuant to the related amortization schedule
                                  (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Certificates. With respect to each Distribution Date, payments received on the Corridor Contract will be available to pay the holders of the Class 1-AF-1 Certificates the related Net Rate Carryover. Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net Rate Carryover on the Class 1-AF-1 Certificates on such
                                  Distribution Date will be distributed instead to the holder of the Class C Certificates and will not be available for payments of Net Rate Carryover on any class of Certificates on future
                                  Distribution Dates.

Credit Enhancement:               The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates:



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                  1) Subordination
                                  2) Overcollateralization
                                  3) Excess Cashflow
                                  4) Swap Payments (if any)

                                  -------------------------------------------------------------------------------------
                                                                                                             Target
                                                                                                         Subordination
                                  Class           S&P/ Moody's      Initial Subordination (1)             at Stepdown
                                  -------------------------------------------------------------------------------------
                                  1-AF              AAA/Aaa                 20.30%                           40.60%
                                  2-AV              AAA/Aaa                 20.30%                           40.60%
                                  M-1              [AA+/Aa1]                17.25%                           34.50%
                                  M-2               [AA/Aa2]                14.35%                           28.70%
                                  M-3              [AA-/Aa3]                12.55%                           25.10%
                                  M-4               [A+/A1]                 10.95%                           21.90%
                                  M-5               [A/A2]                   9.45%                           18.90%
                                  M-6               [A-/A3]                  8.05%                           16.10%
                                  M-7             [BBB+/Baa1]                6.95%                           13.90%
                                  M-8              [BBB/Baa2]                5.85%                           11.70%
                                  B               [BBB-/Baa3]                4.70%                            9.40%
                                  -------------------------------------------------------------------------------------

                                  (1) Initial Overcollateralization at closing is 4.70%. Does not include any credit for Excess
                                  Interest.

Subordination:                    The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior
                                  Certificates. Among the Subordinate Certificates, each Subordinate Certificate will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class
                                  M-4, Class M- 5, Class M-6, Class M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:            On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                                  Overcollateralization Target (as defined below). Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the
                                  Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the
                                  Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization is restored to the
                                  Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                           Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 4.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                                  "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 4.70%.

                                  On or after the Stepdown Date, the Overcollateralization Target will be equal to 9.40% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the
                                  Overcollateralization Target on the prior Distribution Date.

Swap Contract:                    On the Closing Date, Countrywide will enter into and then assign to the Trust a Swap Contract with notional amount as shown in an appendix hereto. Under the Swap Contract, the Trust will be obligated to pay an amount from collections on the Group 1 and Group 2 Mortgage Loans (as described below under "Swap Account" and "Certificates Priority of Distributions"), equal to
                                  [4.90]% per annum on the

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                  lesser of (a) notional amount as set forth in the Swap Contract to the swap provider (on a
                                  30/360 basis) and (b) the aggregate certificate principal balance of the Class 2-AV and
                                  Subordinate Certificates (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the lesser of (a) notional amount as set forth in the Swap Contract from the swap provider (on an actual/360 basis) and (b) the aggregate certificate principal balance of the Class 2-AV and Subordinate Certificates (on an actual/360 basis), until the Swap
                                  Contract is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution Date. Any Net Swap Payment due to the swap provider on any Distribution Date will generally be paid prior to
                                  Certificateholders. Generally, the Net Swap Payment will be deposited into a swap account (the
                                  "Swap Account") by the swap administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement. Upon early termination of the Swap Contract, the Trust or the swap provider may be obligated to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Contract and will be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full. In the event that the Trust is required to make a Swap Termination Payment, payments generally will be paid prior to distributions to Certificateholders.

Excess Cashflow:                  "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under "Certificates Priority of Distributions."

Trigger Event:                    A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown
                                  Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:              With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [40.00]% of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i)
                                  the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                                  Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding
                                  Distribution Date.

Cumulative Loss Trigger:          A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the Stepdown
                                  Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the principal balance of the Mortgage Loans as of the Cut-off Date, as set forth below:


                                  Period (month)        Percentage
                                  25 - 36               [1.35]% with respect to January 2008, plus an
                                                        additional 1/12th of [1.65]% for each month thereafter
                                  37 - 48               [3.00]% with respect to January 2009, plus an additional 1/12th of
                                                        [1.70]% for each month thereafter
                                  49 - 60               [4.70]% with respect to January 2010, plus an additional 1/12th of
                                                        [1.35]% for each month thereafter
                                  61 - 72               [6.05]% with respect to January 2011, plus an additional 1/12th of
                                                        [0.75]% for each month thereafter
                                  73+                   [6.80]%

Stepdown Date:                    The earlier to occur of:
                                    (i) the Distribution Date on which the aggregate certificate principal balance of Senior
                                            Certificates is reduced to zero; and
                                   (ii) the later to occur of:


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                          a. the Distribution Date in January 2009
                                          b. the first Distribution Date on which the aggregate certificate principal balance of the Senior Certificates is less than or equal to 59.40% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:                  Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                       Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4,
                                       Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero. In addition, if the aggregate certificate principal balance of the Subordinate Certificates is reduced to zero as a result of the allocation of realized losses, then (i) any additional realized losses on the Group 1 Mortgage Loans will be allocated, pro rata to each class of
                                       Class 1-AF Certificates, based on the certificate principal balance thereof, in each case until the certificate principal balance of such class has been reduced to zero and (ii) any additional realized losses on the Group 2 Mortgage Loans will be allocated, pro rata to each class of Class 2-AV Certificates, based on the certificate principal balance thereof, in each case until the certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:                 Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                  1)   From available funds from the Group 1 and Group 2 Mortgage Loans as described below under "Swap Account", to the Swap Account, any Net Swap Payment and Swap Termination
                                       Payment for such Distribution Date, pro rata, based on (x) the Subordinate Swap
                                       Percentage in the case of Loan Group 1 and (y) the Senior Swap Percentage in the case of
                                       Loan Group 2 (other than any Swap Termination Payment resulting from a swap provider trigger event) owed to the Swap Provider;
                                  2)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 1 Mortgage Loans, to the Class 1-AF Certificates,
                                       current and unpaid interest, pro rata based on their entitlements and (ii) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-AV
                                       Certificates, current and unpaid interest, pro rata based on their entitlements, then
                                       (b) current interest, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                                       Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order;
                                  3)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 1 Mortgage Loans, to pay the Class 1-AF Certificates (as described below under "Principal Paydown" and "Class 1-AF Principal Distributions" below) and ii)
                                       from principal collections related to the Group 2 Mortgage Loans, to pay the Class 2-AV
                                       Certificates (as described below under "Principal Paydown" and "Class 2-AV Principal
                                       Distributions" below), then (b) from any remaining principal funds related to all of the
                                       Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                                       Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order;
                                  4)   Excess Cashflow to the Senior Certificates and Subordinate Certificates to restore or maintain Overcollateralization, as described under "Overcollateralization Target";
                                  5)   Any remaining Excess Cashflow to pay any unpaid realized loss amounts to the Senior
                                       Certificates pro rata;
                                  6)   Any remaining Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts sequentially to the Class M-1, Class M-2, Class M-3, Class M-4,
                                       Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order;
                                  7)   Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior
                                       Certificates and Subordinate Certificates, payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                                       Rate Carryover (after taking into account payments under the Corridor Contract in the case of the Class 1-AF-1 Certificates); and
                                  8)   To the Non-Offered Certificates, any remaining amount as described in the pooling and servicing agreement.


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Principal Paydown:                Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date,
                                  (i) 100% of the available principal funds from Loan Group 1 will be paid to the Class 1-AF
                                  Certificates as described below under "Class 1-AF Principal Distributions" and (ii) 100% of the
                                  principal funds from Loan Group 2 will be paid to the Class 2-AV Certificates as described below under "Class 2-AV Principal Distributions"; provided, however, that (x) if either (a) all of the
                                  Class 1-AF Certificates or (b) all of the Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Senior Certificates, and (y) if all of the Senior Certificates
                                  have been retired, such amounts will be applied sequentially in the following order of priority:
                                  to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8
                                  and Class B Certificates.

                                  On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, each of the Class 1-AF, Class 2-AV and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1 Mortgage Loans, to the
                                  Class 1-AF Certificates (as described under "Class 1-AF Principal Distributions") and (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AV Certificates (as
                                  described under "Class 2-AV Principal Distributions"), in each case, such that the Senior
                                  Certificates in the aggregate will have 40.60% subordination, (ii) second, from remaining principal collections relating to the all of the Mortgage Loans, to the Class M-1 Certificates
                                  such that the Class M-1 Certificates will have 34.50% subordination, (iii) third, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-2 Certificates such that the Class M-2 Certificates will have 28.70% subordination, (iv) fourth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-3 Certificates such that the Class M-3 Certificates will have 25.10% subordination, (v) fifth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-4 Certificates such that the Class M-4 Certificates will have 21.90% subordination, (vi) sixth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-5 Certificates such that the Class M-5 Certificates will have 18.90% subordination, (vii) seventh, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-6 Certificates such that the Class M-6 Certificates will have 16.10% subordination, (viii) eighth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-7 Certificates such that the Class M-7 Certificates will have 13.90% subordination (ix) ninth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-8 Certificates such that the Class M-8 Certificates will have 11.70% subordination, (x) tenth, from remaining principal collections relating to all of the Mortgage Loans, to the Class B Certificates such that the Class B Certificates will have 9.40% subordination; each subject to the O/C Floor.

Class 1-AF
Principal Distributions:          Principal will be distributed to the 1-AF Certificates in the following order of priority:

                                  1. To the Class 1-AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                   Month        Lockout Percentage
                                                   -----        ------------------
                                                   1 - 36               0%
                                                   37 - 60             45%
                                                   61 - 72             80%
                                                   73 - 84            100%
                                                85 and after          300%

                                   2. Sequentially, to the Class 1-AF-1, Class 1-AF-2, Class 1-AF-3, Class 1-AF-4 and Class 1-AF-5
                                      Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.
                                   3. To the Class 1-AF-6 without regard to amounts paid pursuant to clause 1 until reduce to zero.


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-AV
Principal                         Distributions: Principal distributed to the Class 2-AV Certificates will be applied sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

Swap Account:                     Funds deposited into the Swap Account on a Distribution Date will include:

                                     (i) the Net Swap Payment owed to the swap provider for such Distribution Date,
                                     (ii) any Net Swap Payment received from the swap provider for such Distribution Date,

                                  On each Distribution Date, following the distribution of any Excess Cashflow, payments will generally be distributed from the Swap Account as follows:

                                      (i) to the swap provider, any Net Swap Payment owed to the swap provider pursuant to the Swap
                                      Agreement for such Distribution Date;
                                     (ii) to the swap provider, any Swap Termination Payment owed to the swap provider not due to a swap provider trigger event pursuant to the Swap Agreement;
                                    (iii) to the Class 2-AV Certificates, any unpaid interest, pro rata;
                                     (iv) to the Subordinate Certificates, sequentially in the order of their payment priority, any unpaid interest;
                                     (v)  to the Class 2-AV and the Subordinate Certificates (as described above under
                                      "Certificates Priority of Distributions") any amount necessary to restore or maintain O/C;
                                    (vi)  an amount equal to any remaining unpaid Net Rate Carryover with respect to the Senior
                                     Certificates and Subordinate Certificates, pro rata, based on the remaining unpaid Net Rate
                                     Carryover for each such certificates;
                                    (vii) to the Class 2-AV Certificates, pro rata, any remaining unpaid realized loss amounts; and
                                   (viii) to the Subordinate Certificates, sequentially, any remaining unpaid realized loss amounts; and
                                     (ix) to the swap provider, any Swap Termination Payment owed to the Swap Provider specifically due to a Swap Provider trigger event pursuant to the Swap Agreement.

[Discount Margin Tables, Corridor Contract Schedule, Swap Schedule, Available Funds Schedules, and Collateral Tables to Follow]




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                          Discount Margin Tables (1)


Class 1-AF-1 (To Call)
-------------------------------------------------------------------------------
  Margin                           0.16%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed              50%        75%        100%      125%         150%

===============================================================================
DM @ 100-00                    16         16         16        16           16
===============================================================================
WAL (yr)                     1.76        1.26       1.00      0.84         0.73
MDUR (yr)                    1.67        1.21       0.97      0.81         0.71
First Prin Pay               Jan06      Jan06      Jan06     Jan06        Jan06
Last Prin Pay                Jul09      May08      Nov07     Jul07        Apr07
-------------------------------------------------------------------------------


Class 1-AF-1 (To Maturity)
-------------------------------------------------------------------------------
  Margin                           0.16%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed              50%        75%        100%      125%         150%

===============================================================================
DM @ 100-00                    16         16         16        16           16
===============================================================================
WAL (yr)                      1.76       1.26       1.00      0.84         0.73
MDUR (yr)                     1.67       1.21       0.97      0.81         0.71
First Prin Pay               Jan06      Jan06      Jan06     Jan06        Jan06
Last Prin Pay                Jul09      May08      Nov07     Jul07        Apr07
-------------------------------------------------------------------------------


Class 1-AF-2 (To Call)
-------------------------------------------------------------------------------
Coupon                            5.103%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed              50%        75%        100%      125%         150%

===============================================================================
Yield @ 100-00               5.058      5.015      4.975     4.935        4.895
WAL (yr)                     3.83       2.61       2.00      1.63         1.37
MDUR (yr)                    3.40       2.38       1.86      1.53         1.29
First Prin Pay               Jul09      May08      Nov07     Jul07        Apr07
Last Prin Pay                Feb10      Sep08      Feb08     Sep07        Jun07
-------------------------------------------------------------------------------


Class 1-AF-2 (To Maturity)
-------------------------------------------------------------------------------
Coupon                            5.103%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed              50%        75%        100%      125%         150%

===============================================================================
Yield @ 100-00               5.058      5.015      4.975     4.935        4.895
===============================================================================
WAL (yr)                     3.83       2.61       2.00      1.63         1.37
MDUR (yr)                    3.40       2.38       1.86      1.53         1.29
First Prin Pay              Jul09      May08      Nov07     Jul07        Apr07
Last Prin Pay               Feb10      Sep08      Feb08     Sep07        Jun07
-------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.


-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 1-AF-3 (To Call)
-------------------------------------------------------------------------------
  Coupon                                 5.203%
Percent of Pricing
Prepayment Speed                       50%      75%     100%     125%     150%


Yield @ 100-00                        5.196    5.162   5.132    5.094    5.063
WAL (yr)                              6.65     4.04    3.00     2.27     1.89
MDUR (yr)                             5.40     3.54    2.70     2.09     1.76
First Prin Pay                        Feb10    Sep08   Feb08    Sep07    Jun07
Last Prin Pay                         Oct17    May12   May10    Nov08    May08


Class 1-AF-3 (To Maturity)
-------------------------------------------------------------------------------
  Coupon                                5.203%
Percent of Pricing
Prepayment Speed                       50%      75%     100%     125%     150%


Yield @ 100-00                        5.196    5.162   5.132    5.094    5.063
WAL (yr)                              6.65     4.04    3.00     2.27     1.89
MDUR (yr)                             5.40     3.54    2.70     2.09     1.76
First Prin Pay                        Feb10    Sep08   Feb08    Sep07    Jun07
Last Prin Pay                         Oct17    May12   May10    Nov08    May08


Class 1-AF-4 (To Call)
-------------------------------------------------------------------------------
  Coupon                                5.561%
Percent of Pricing
Prepayment Speed                       50%      75%     100%     125%     150%


Yield @ 100-00                        5.586    5.569   5.539    5.513    5.464
WAL (yr)                              13.40    8.39    5.00     3.72     2.52
MDUR (yr)                             9.21     6.51    4.25     3.27     2.29
First Prin Pay                        Oct17    May12   May10    Nov08    May08
Last Prin Pay                         Feb21    May16   Sep11    Jul10    Aug08


Class 1-AF-4 (To Maturity)
-------------------------------------------------------------------------------
Coupon                                5.561%
  Percent of Pricing
                                      50%      75%     100%     125%     150%
Prepayment Speed

Yield @ 100-00                        5.586    5.569   5.539    5.513    5.464
WAL (yr)                              13.40    8.39    5.00     3.72     2.52
MDUR (yr)                             9.21     6.51    4.25     3.27     2.29
First Prin Pay                        Oct17    May12   May10    Nov08    May08
Last Prin Pay                         Feb21    May16   Sep11    Jul10    Aug08




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 1-AF-5 (To Call)
-------------------------------------------------------------------------------
  Coupon                                5.935%
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


Yield @ 100-00                        5.968    5.957   5.941    5.922    5.854
WAL (yr)                              15.15    10.49   7.38     5.46     2.84
MDUR (yr)                             9.74     7.60    5.81     4.54     2.55
First Prin Pay                        Feb21    May16   Sep11    Jul10    Aug08
Last Prin Pay                         Feb21    Jun16   Oct13    Jan12    Dec08



Class 1-AF-5 (To Maturity)
-------------------------------------------------------------------------------
  Coupon                                5.935%
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


Yield @ 100-00                        6.046    6.069   6.07     6.024    5.854
WAL (yr)                              20.14    14.93   10.64    7.10     2.84
MDUR (yr)                             11.36    9.52    7.49     5.48     2.55
First Prin Pay                        Feb21    May16   Sep11    Jul10    Aug08
Last Prin Pay                         Jun33    Jul28   Sep23    Feb20    Dec08



Class 1-AF-6 (To Call)
-------------------------------------------------------------------------------
  Coupon                                5.470%
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


Yield @ 100-00                        5.473    5.467   5.463    5.456    5.439
WAL (yr)                              7.77     6.97    6.44     5.69     4.49
MDUR (yr)                             6.06     5.58    5.26     4.76     3.87
First Prin Pay                        Jan09    Jan09   Jun09    Feb10    Dec08
Last Prin Pay                         Feb21    Jun16   Oct13    Jan12    Nov10



Class 1-AF-6 (To Maturity)
-------------------------------------------------------------------------------
  Coupon                                5.470%
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


Yield @ 100-00                        5.473    5.468   5.466    5.466    5.465
WAL (yr)                              7.80     7.07    6.80     6.80     6.66
MDUR (yr)                             6.07     5.63    5.47     5.49     5.34
First Prin Pay                        Jan09    Jan09   Jun09    Feb10    Dec08
Last Prin Pay                         Apr33    May28   Jul23    Dec19    Jul17





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class 2-AV-1 (To Call)
-------------------------------------------------------------------------------
  Margin                                0.09%
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


DM @ 100-00                             9        9       9        9        9
WAL (yr)                              1.74     1.27    1.00     0.83     0.72
MDUR (yr)                             1.65     1.22    0.97     0.81     0.70
First Prin Pay                        Jan06    Jan06   Jan06    Jan06    Jan06
Last Prin Pay                         Feb09    Jun08   Nov07    Jun07    Apr07


Class 2-AV-1 (To Maturity)
-------------------------------------------------------------------------------
  Margin                                0.09%
Percent of Pricing
Prepayment Speed                       50%      75%     100%     125%     150%


DM @ 100-00                             9        9       9        9        9
WAL (yr)                              1.74     1.27    1.00     0.83     0.72
MDUR (yr)                             1.65     1.22    0.97     0.81     0.70
First Prin Pay                        Jan06    Jan06   Jan06    Jan06    Jan06
Last Prin Pay                         Feb09    Jun08   Nov07    Jun07    Apr07


Class 2-A-2 (To Call)
-------------------------------------------------------------------------------
  Margin                                0.24%
Percent of Pricing
Prepayment Speed                       50%      75%     100%     125%     150%


DM @ 100-00                            24       24      24       24       24
WAL (yr)                              6.22     4.15    3.00     2.23     1.89
MDUR (yr)                             5.27     3.71    2.77     2.11     1.79
First Prin Pay                        Feb09    Jun08   Nov07    Jun07    Apr07
Last Prin Pay                         Mar18    Jan14   Oct11    Nov08    Aug08


Class 2-AV-2 (To Maturity)
-------------------------------------------------------------------------------
  Margin                                0.24%
Percent of Pricing
Prepayment Speed                       50%      75%     100%     125%     150%


DM @ 100-00                            24       24      24       24       24
WAL (yr)                              6.22     4.15    3.00     2.23     1.89
MDUR (yr)                             5.27     3.71    2.77     2.11     1.79
First Prin Pay                        Feb09    Jun08   Nov07    Jun07    Apr07
Last Prin Pay                         Mar18    Jan14   Oct11    Nov08    Aug08






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-AV-3 (To Call)
-------------------------------------------------------------------------------
  Margin                                0.34%
-------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


DM @ 100-00                            34       34      34       34       34
WAL (yr)                              14.50    9.84    7.22     4.62     2.73
MDUR (yr)                             10.44    7.82    6.07     4.08     2.55
First Prin Pay                        Mar18    Jan14   Oct11    Nov08    Aug08
Last Prin Pay                         Feb21    Jun16   Oct13    Jan12    Oct08


Class 2-AV-3 (To Maturity)
-------------------------------------------------------------------------------
  Margin                                0.34%
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


DM @ 100-00                            37       38      38       38       34
WAL (yr)                              16.97    11.52   8.35     5.42     2.73
MDUR (yr)                             11.49    8.73    6.79     4.65     2.55
First Prin Pay                        Mar18    Jan14   Oct11    Nov08    Aug08
Last Prin Pay                         Feb32    Mar26   Jun21    Feb18    Oct08


Class M-1 (To Call)
-------------------------------------------------------------------------------
  Margin                                0.45%
Percent of Pricing
Prepayment Speed                      50%      75%     100%     125%     150%


DM @ 100-00                            45       45      45       45       45
WAL (yr)                              10.05    6.85    5.21     4.64     4.88
MDUR (yr)                             7.73     5.69    4.52     4.12     4.32
First Prin Pay                        Oct10    Mar09   Apr09    Oct09    Sep10
Last Prin Pay                         Feb21    Jun16   Oct13    Jan12    Nov10


Class M-1 (To Maturity)
-------------------------------------------------------------------------------
  Margin                                0.45%
Percent of Pricing
Prepayment Speed                       50%      75%     100%     125%     150%


DM @ 100-00                            46       46      47       47       47
WAL (yr)                              10.94    7.59    5.79     5.11     5.49
MDUR (yr)                             8.10     6.08    4.88     4.44     4.77
First Prin Pay                        Oct10    Mar09   Apr09    Oct09    Sep10
Last Prin Pay                         Jan31    Mar25   Oct20    Sep17    Jul15





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-2 (To Call)
-------------------------------------------------------------------------------
  Margin                               0.47%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 100-00                           47        47      47       47       47
WAL (yr)                             10.05     6.85    5.19     4.49     4.52
MDUR (yr)                            7.72      5.68    4.50     3.99     4.03
First Prin Pay                       Oct10     Mar09   Mar09    Aug09    Feb10
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10


Class M-2 (To Maturity)
-------------------------------------------------------------------------------
  Margin                               0.47%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 100-00                           48        48      49       49       48
WAL (yr)                             10.93     7.57    5.75     4.94     4.89
MDUR (yr)                            8.08      6.06    4.84     4.30     4.30
First Prin Pay                       Oct10     Mar09   Mar09    Aug09    Feb10
Last Prin Pay                        Jul30     Aug24   Mar20    Apr17    Feb15



Class M-3 (To Call)
-------------------------------------------------------------------------------
  Margin                               0.49%
Percent of Pricing
Prepayment Speed                      50%       75%     100%     125%     150%


DM @ 100-00                           49        49      49       49       49
WAL (yr)                             10.05     6.85    5.18     4.40     4.24
MDUR (yr)                            7.71      5.68    4.48     3.91     3.80
First Prin Pay                       Oct10     Mar09   Mar09    Jun09    Nov09
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10


Class M-3 (To Maturity)
-------------------------------------------------------------------------------
  Margin                               0.49%
Percent of Pricing
Prepayment Speed                      50%       75%     100%     125%     150%


DM @ 100-00                           50        50      51       51       51
WAL (yr)                             10.90     7.54    5.72     4.84     4.60
MDUR (yr)                            8.07      6.05    4.82     4.21     4.07
First Prin Pay                       Oct10     Mar09   Mar09    Jun09    Nov09
Last Prin Pay                        Nov29     Nov23   Aug19    Oct16    Sep14






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-4 (To Call)
-------------------------------------------------------------------------------
  Margin                               0.70%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 100-00                           70        70      70       70       70
WAL (yr)                             10.05     6.85    5.16     4.35     4.09
MDUR (yr)                            7.62      5.63    4.45     3.85     3.66
First Prin Pay                       Oct10     Mar09   Feb09    May09    Sep09
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10



Class M-4 (To Maturity)
-------------------------------------------------------------------------------
  Margin                               0.70%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 100-00                           71        72      72       72       72
WAL (yr)                             10.88     7.52    5.69     4.78     4.44
MDUR (yr)                            7.96      5.98    4.77     4.14     3.92
First Prin Pay                       Oct10     Mar09   Feb09    May09    Sep09
Last Prin Pay                        Apr29     Apr23   Mar19    May16    Jun14



Class M-5 (To Call)
-------------------------------------------------------------------------------
  Margin                               0.75%
Percent of Pricing
Prepayment Speed                      50%       75%     100%     125%     150%


DM @ 100-00                           75        75      75       75       75
WAL (yr)                             10.05     6.85    5.16     4.31     3.99
MDUR (yr)                            7.60      5.62    4.43     3.81     3.57
First Prin Pay                       Oct10     Mar09   Feb09    Apr09    Jul09
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10



Class M-5 (To Maturity)
-------------------------------------------------------------------------------
  Margin                               0.75%
Percent of Pricing
Prepayment Speed                      50%       75%     100%     125%     150%


DM @ 100-00                           77        77      77       78       77
WAL (yr)                             10.85     7.49    5.66     4.72     4.32
MDUR (yr)                            7.93      5.96    4.74     4.09     3.81
First Prin Pay                       Oct10     Mar09   Feb09    Apr09    Jul09
Last Prin Pay                        Sep28     Oct22   Sep18    Jan16    Feb14





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-6 (To Call)
-------------------------------------------------------------------------------
  Margin                               0.80%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 100-00                           80        80      80       80       80
WAL (yr)                             10.05     6.85    5.16     4.28     3.91
MDUR (yr)                            7.58      5.61    4.43     3.78     3.50
First Prin Pay                       Oct10     Mar09   Feb09    Mar09    Jun09
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10



Class M-6 (To Maturity)
-------------------------------------------------------------------------------
  Margin                               0.80%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 100-00                           82        82      82       83       82
WAL (yr)                             10.82     7.46    5.63     4.67     4.22
MDUR (yr)                            7.89      5.93    4.72     4.05     3.73
First Prin Pay                       Oct10     Mar09   Feb09    Mar09    Jun09
Last Prin Pay                        Feb28     Feb22   Mar18    Aug15    Oct13



Class M-7 (To Call)
-------------------------------------------------------------------------------
  Margin                               1.75%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 98.47                            196       203     210      216      220
WAL (yr)                             10.05     6.85    5.15     4.26     3.84
MDUR (yr)                            7.16      5.37    4.27     3.65     3.36
First Prin Pay                       Oct10     Mar09   Jan09    Mar09    May09
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10



Class M-7 (To Maturity)
-------------------------------------------------------------------------------
  Margin                               1.75%
Percent of Pricing
Prepayment Speed                      50%       75%     100%     125%     150%


DM @ 98.47                            198       206     213      219      222
WAL (yr)                             10.77     7.42    5.60     4.62     4.13
MDUR (yr)                            7.41      5.63    4.52     3.88     3.56
First Prin Pay                       Oct10     Mar09   Jan09    Mar09    May09
Last Prin Pay                        May27     Jun21   Sep17    Mar15    Jun13






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class M-8 (To Call)
-------------------------------------------------------------------------------
  Margin                               1.75%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 96.35                            226       243     260      274      284
WAL (yr)                             10.05     6.85    5.14     4.24     3.79
MDUR (yr)                            7.10      5.32    4.23     3.62     3.30
First Prin Pay                       Oct10     Mar09   Jan09    Feb09    Apr09
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10



Class M-8 (To Maturity)
-------------------------------------------------------------------------------
Margin                               1.75%
Percent of Pricing
Prepayment Speed                     50%       75%     100%     125%     150%


DM @ 96.35                            227       243     260      274      283
WAL (yr)                             10.72     7.37    5.54     4.57     4.06
MDUR (yr)                            7.32      5.56    4.45     3.82     3.48
First Prin Pay                       Oct10     Mar09   Jan09    Feb09    Apr09
Last Prin Pay                        Sep26     Nov20   Mar17    Oct14    Feb13



Class B (To Call)
-------------------------------------------------------------------------------
  Margin                               1.75%
Percent of Pricing
Prepayment Speed                      50%       75%     100%     125%     150%


DM @ 92.67                            279       314     350      380      401
WAL (yr)                             10.05     6.85    5.14     4.22     3.75
MDUR (yr)                            6.99      5.25    4.17     3.56     3.23
First Prin Pay                       Oct10     Mar09   Jan09    Feb09    Mar09
Last Prin Pay                        Feb21     Jun16   Oct13    Jan12    Nov10



Class B (To Maturity)
-------------------------------------------------------------------------------
  Margin                               1.75%
Percent of Pricing
Prepayment Speed                      50%       75%     100%     125%     150%


DM @ 92.67                            279       312     346      375      395
WAL (yr)                             10.63     7.30    5.49     4.51     3.98
MDUR (yr)                            7.17      5.44    4.35     3.73     3.38
First Prin Pay                       Oct10     Mar09   Jan09    Feb09    Mar09
Last Prin Pay                        Oct25     Feb20   Aug16    May14    Sep12



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 1-AF-1 Corridor Contract Agreement Schedule and
                   Strike Rates


                  Notional      Cap Strike
Period            Schedule ($)  (%)         Cap Ceiling (%)
-------------------------------------------------------------
1                 71,799,000    7.08788%    9.00000%
2                 70,425,332    5.94467%    9.00000%
3                 68,648,156    6.58160%    9.00000%
4                 66,468,013    5.94467%    9.00000%
5                 63,887,688    6.14283%    9.00000%
6                 60,912,266    5.94467%    9.00000%
7                 57,549,177    6.14283%    9.00000%
8                 53,808,215    5.94467%    9.00000%
9                 49,704,888    5.94468%    9.00000%
10                45,688,189    6.14277%    9.00000%
11                41,756,304    5.92140%    9.00000%
12                37,906,841    6.11878%    9.00000%
13                34,138,702    5.92141%    9.00000%
14                30,450,183    5.92142%    9.00000%
15                26,839,618    6.55586%    9.00000%
16                23,305,373    5.92143%    9.00000%
17                19,845,849    6.11882%    9.00000%
18                16,459,479    5.92144%    9.00000%
19                13,144,732    6.11883%    9.00000%
20                9,900,104     5.92145%    9.00000%
21                6,724,128     5.92146%    9.00000%
22                3,615,362     6.11876%    9.00000%
23                572,396       5.89813%    9.00000%
-------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                        Swap Schedule and Strike Rates
----------------------------------------------------------------------------------------

                Notional                                    Notional
Period        Schedule ($)       Strike (%)  Period        Schedule ($)       Strike (%)
-----------------------------------------------------------------------------------------
1              212,553,772           4.900%      31         96,117,139            4.900%
2              210,532,878           4.900%      32         92,207,071            4.900%
3              208,229,305           4.900%      33         88,405,565            4.900%
4              205,647,906           4.900%      34         84,707,879            4.900%
5              202,794,612           4.900%      35         81,110,828            4.900%
6              199,676,220           4.900%      36         76,234,348            4.900%
7              196,301,318           4.900%      37         71,633,341            4.900%
8              192,993,723           4.900%      38         67,325,867            4.900%
9              189,450,922           4.900%      39         63,291,436            4.900%
10             185,684,890           4.900%      40         59,511,140            4.900%
11             181,708,731           4.900%      41         55,967,465            4.900%
12             177,536,328           4.900%      42         53,472,499            4.900%
13             173,183,179           4.900%      43         51,082,363            4.900%
14             169,249,108           4.900%      44         48,792,684            4.900%
15             165,172,614           4.900%      45         46,599,273            4.900%
16             160,971,209           4.900%      46         44,498,108            4.900%
17             156,663,641           4.900%      47         42,485,333            4.900%
18             152,269,713           4.900%      48         40,576,389            4.900%
19             148,097,121           4.900%      49         38,747,658            4.900%
20             144,137,075           4.900%      50         36,996,957            4.900%
21             140,381,190           4.900%      51         35,320,973            4.900%
22             136,821,426           4.900%      52         33,716,537            4.900%
23             133,450,077           4.900%      53         32,180,612            4.900%
24             128,401,035           4.900%      54         30,720,444            4.900%
25             123,751,297           4.900%      55         29,322,595            4.900%
26             119,889,539           4.900%      56         27,984,421            4.900%
27             115,448,364           4.900%      57         26,703,383            4.900%
28             109,722,882           4.900%      58         25,477,055            4.900%
29             104,279,761           4.900%      59         24,303,117            4.900%
30             100,139,820           4.900%      60         23,183,888            4.900%
-----------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                 Class 1-A Available Funds Rate Schedule (1)
                 -------------------------------------------

                   Available
                   Funds Rate      Available Funds
Period             (%)             Rate (%)
--------------------------------------------------------
                   (2)             (3)
1                  7.088           7.088
2                  5.945           9.000
3                  6.582           9.000
4                  5.945           9.000
5                  6.143           9.000
6                  5.945           9.000
7                  6.143           9.000
8                  5.945           9.000
9                  5.945           9.000
10                 6.143           9.000
11                 5.921           9.000
12                 6.119           9.000
13                 5.921           9.000
14                 5.921           9.000
15                 6.556           9.000
16                 5.921           9.000
17                 6.119           9.000
18                 5.921           9.000
19                 6.119           9.000
20                 5.921           9.000
21                 5.921           9.000
22                 6.119           9.000
23                 5.898           9.000




(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 4.291%, 6-Month LIBOR stays at 4.580%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                  Class 2-A Available Funds Rate Schedule (1)
                  -------------------------------------------

----------------------------------------------------------------------------------------------------
          Available Funds    Available Funds                   Available Funds     Available Funds
Period         Rate (%)           Rate (%)           Period         Rate (%)            Rate (%)
-------------------------------------------------    -----------------------------------------------
               (2)                (3)                               (2)                 (3)
1              7.134              7.134                48           10.280              24.809
2              5.913              24.230               49           10.004              24.293
3              6.213              24.402               50           10.007              24.065
4              5.916              24.171               51           10.918              24.775
5              6.019              24.219               52           10.013              23.663
6              5.927              24.130               53           10.301              24.684
7              6.025              24.169               54           10.019              24.148
8              5.931              24.112               55           10.308              24.253
9              5.933              24.121               56           10.025              23.719
10             6.033              24.196               57           10.027              23.507
11             5.945              24.170               58           10.320              23.641
12             6.048              24.205               59           10.033              23.650
13             5.951              24.102               60           10.327              23.790
14             5.955              24.066               61           10.171              12.876
15             6.293              24.236               62           10.171              12.876
16             5.963              23.965               63           11.261              14.256
17             6.082              23.945               64           10.171              12.876
18             5.980              23.755               65           10.510              13.306
19             6.096              23.709               66           10.171              12.876
20             5.990              23.538               67           10.510              13.306
21             6.005              23.462               68           10.171              12.876
22             6.205              23.582               69           10.171              12.876
23             6.787              24.614               70           10.510              13.306
24             6.940              24.408               71           10.171              12.877
25             6.803              24.042               72           10.510              13.306
26             6.810              23.860               73           10.171              12.877
27             7.140              23.798               74           10.171              12.877
28             6.863              23.144               75           10.873              13.765
29             7.592              23.655               76           10.171              12.877
30             7.422              23.218               77           10.510              13.306
31             7.614              23.038               78           10.171              12.877
32             7.440              22.611               79           10.510              13.306
33             7.461              22.633               80           10.171              12.877
34             7.739              22.905               81           10.171              12.877
35             8.803              24.892               82           10.510              13.306
36             9.062              24.764               83           10.171              12.877
37             8.832              24.261               84           10.511              13.306
38             8.828              24.096               85           10.171              12.877
39             9.618              24.480               86           10.172              12.877
40             8.858              23.690               87           11.261              14.256
41             9.857              25.383               88           10.172              12.877
42             9.584              25.040               89           10.511              13.306
43             9.851              24.939               90           10.172              12.877
44             9.583              24.361               91           10.511              13.306
45             9.582              24.031               92           10.172              12.877
46             9.863              24.008               93           10.172              12.877
47             10.001             24.843               94           10.511              13.306

----------------------------------------------------  ----------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 4.291%, 6-Month LIBOR stays at 4.580%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateralis run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                 Subordinate Available Funds Rate Schedule (1)
                 ---------------------------------------------

------------------------------------------------------------   ---------------------------------------
            Available Funds   Available Funds                    Available Funds    Available Funds
Period         Rate (%)          Rate (%)          Period           Rate (%)           Rate (%)
------------------------------------------------------------   ---------------------------------------
               (2)               (3)                                (2)                (3)
1              6.732             6.732                48            7.286              19.524
2              5.525             28.907               49            7.131              19.120
3              5.548             28.929               50            7.128              18.891
4              5.528             28.833               51            7.630              19.232
5              5.541             28.812               52            7.122              18.447
6              5.534             28.760               53            7.279              18.543
7              5.545             28.750               54            7.116              18.140
8              5.537             28.738               55            7.276              18.120
9              5.537             28.749               56            7.109              17.720
10             5.548             28.783               57            7.106              17.513
11             5.531             28.734               58            7.270              17.508
12             5.544             28.718               59            7.099              17.196
13             5.536             28.649               60            7.266              17.203
14             5.538             28.604               61            7.297              8.207
15             5.584             28.623               62            7.289              8.195
16             5.544             28.476               63            8.062              9.059
17             5.569             28.370               64            7.274              8.170
18             5.557             28.192               65            7.508              8.430
19             5.582             28.073               66            7.258              8.145
20             5.567             27.918               67            7.492              8.404
21             5.577             27.796               68            7.242              8.121
22             5.644             27.691               69            7.235              8.109
23             5.950             27.331               70            7.468              8.367
24             6.005             27.021               71            7.219              8.085
25             5.970             26.650               72            7.452              8.342
26             5.977             26.434               73            7.204              8.060
27             6.101             26.214               74            7.197              8.049
28             6.019             25.510               75            7.685              8.591
29             6.370             24.997               76            7.181              8.025
30             6.306             24.564               77            7.413              8.280
31             6.398             24.290               78            7.166              8.001
32             6.326             23.868               79            7.398              8.256
33             6.337             23.869               80            7.152              7.978
34             6.467             23.946               81            7.144              7.966
35             6.970             24.049               82            7.375              8.220
36             7.100             23.838               83            7.129              7.943
37             6.996             23.381               84            7.360              8.196
38             6.974             22.527               85            7.115              7.920
39             7.358             22.781               86            7.108              7.908
40             6.975             22.216               87            7.861              8.743
41             7.459             22.488               88            7.093              7.886
42             7.323             22.383               89            7.322              8.137
43             7.413             22.011               90            7.079              7.863
44             7.219             21.313               91            7.307              8.114
45             7.164             20.776               92            7.065              7.841
46             7.259             20.410               93            7.058              7.830
47             7.197             19.880               94            7.286              8.079
--------------------------------------------------------------  --------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 4.291%, 6-Month LIBOR stays at 4.580%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    Group 1

                              Fixed   $209,827,588

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                        Range
(As of Calculation Date)                                                                ----


Total Number of Loans                                     1,077
Total Outstanding Balance                           $209,827,588
Average Loan Balance                                    $194,826                $44,767  to $898,051
WA Mortgage Rate                                          6.652%                 5.000%  to 11.500%
Net WAC                                                   6.143%                 4.491%  to 10.991%
WA Original Term (months)                                    356                    180  to 360
WA Remaining Term (months)                                   354                    176  to 359
WA LTV                                                    75.44%                  5.07%  to 100.00%
  Percentage of Pool with CLTV > 100%                      0.00%

  Second Liens w/100% CLTV                                 0.00%
WA FICO                                                      613

Secured by (% of pool)      1st Liens                    100.00%
                            2nd Liens                      0.00%

Prepayment Penalty at Loan Orig (% of all loans)          92.31%









-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:     Top 5 Prop:       Doc Types:        Purpose Codes:     Occ Codes:        Grades:            Orig PP Term:
  -------------     -----------       ----------        --------------     ----------        -------            -------------
CA     27.41%     SFR      74.51%   FULL     82.45%      RCO  88.20%      OO    98.09%      A    73.53%         0       7.69%
FL     19.88%     PUD      18.33%   STATED   17.55%      PUR   7.13%      INV    1.31%      A-    4.72%        12       5.09%
AZ      7.08%     2 FAM     3.60%                        RNC   4.67%      2H     0.60%      B     7.91%        24       4.02%
VA      5.04%     CND       2.89%                                                           C     9.13%        36       14.75%
NY      4.10%     3 FAM     0.43%                                                           C-    4.21%        60       68.45%
                                                                                            D     0.50%



-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      1-1

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            Group 1

                                      Fixed   $209,827,588

                                        Detailed Report

                                                         Program

                                   CURRENT      # OF    % OF      AVERAGE    GROSS  REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS    TOTAL     BALANCE      WAC   TERM      FICO             LTV
-----------------------------------------------------------------------------------------------------------------------------------
15Yr Fixed                      $4,062,005        30     1.94    $135,400  6.548   177.91       599            75.1
15Yr Fixed - CC                   $346,285         4     0.17     $86,571  8.356   178.00       588            81.9
30Yr Fixed                    $172,756,074       890    82.33    $194,108  6.560   357.79       617            74.8
30Yr Fixed - CC                $13,114,268        76     6.25    $172,556  8.190   357.90       570            79.2
30Yr Fixed - IO - 60           $19,387,319        76     9.24    $255,096  6.415   358.02       618            78.0
30/15 Fixed Balloon               $161,637         1     0.08    $161,637  7.500   177.00       638            90.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588     1,077   100.00    $194,826  6.652   353.90       613            75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                        Original Term

                                   CURRENT      # OF     % OF   AVERAGE      GROSS  REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS    TOTAL   BALANCE        WAC   TERM      FICO             LTV
-----------------------------------------------------------------------------------------------------------------------------------
FIXED 180                       $4,569,927        35     2.18  $130,569    6.719   177.88       599            76.2
FIXED 360                     $205,257,661     1,042    97.82  $196,984    6.650   357.82       614            75.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588     1,077   100.00  $194,826    6.652   353.90       613            75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                          Range of Current Balance

                                   CURRENT      # OF     % OF   AVERAGE    GROSS    REMG.                      ORIG
DESCRIPTION                        BALANCE     LOANS    TOTAL   BALANCE      WAC     TERM      FICO             LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $143,473         3     0.07   $47,824   11.046   356.61       537            81.1
$50,000.01 - $75,000.00         $2,834,670        43     1.35   $65,923    7.663   327.12       613            78.4
$75,000.01 - $100,000.00        $9,255,820       105     4.41   $88,151    7.080   346.36       608            75.6
$100,000.01 - $150,000.00      $34,950,413       278    16.66  $125,721    6.848   351.21       611            79.0
$150,000.01 - $200,000.00      $41,817,518       241    19.93  $173,517    6.867   354.12       601            76.1
$200,000.01 - $250,000.00      $39,096,409       174    18.63  $224,692    6.699   355.95       601            74.2
$250,000.01 - $300,000.00      $26,439,713        97    12.60  $272,574    6.533   355.98       606            75.3
$300,000.01 - $350,000.00      $15,696,003        49     7.48  $320,327    6.573   354.16       609            74.3
$350,000.01 - $400,000.00      $13,971,827        37     6.66  $377,617    6.266   353.16       639            71.5
$400,000.01 - $450,000.00       $7,539,572        18     3.59  $418,865    6.083   358.00       674            73.8
$450,000.01 - $500,000.00       $5,682,794        12     2.71  $473,566    6.108   357.52       626            79.8
$500,000.01 - $550,000.00       $3,111,245         6     1.48  $518,541    6.043   357.66       627            67.2
$550,000.01 - $600,000.00       $2,910,821         5     1.39  $582,164    5.807   358.20       694            77.8
$600,000.01 - $650,000.00       $1,906,567         3     0.91  $635,522    6.139   358.00       634            70.1
$650,000.01 - $700,000.00       $2,033,939         3     0.97  $677,980    6.034   358.00       684            72.7
$750,000.01 - $800,000.00       $1,538,754         2     0.73  $769,377    5.896   358.00       646            73.7
$850,000.01 - $900,000.00         $898,051         1     0.43  $898,051    6.375   358.00       620            62.1
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588     1,077   100.00  $194,826    6.652   353.90       613            75.4
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      1-2

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            Group 1

                                      Fixed   $209,827,588

                                        Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                                           State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF     AVERAGE       GROSS      REMG.                        ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC       TERM           FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                         $1,702,601      15     0.81    $113,507       7.191     301.86            611         90.2
Arizona                        $14,851,725      84     7.08    $176,806       6.619     354.14            598         75.3
Arkansas                          $418,254       2     0.20    $209,127       8.665     358.00            554         85.3
California                     $57,509,310     209    27.41    $275,164       6.165     355.06            630         68.9
Colorado                        $2,242,298      10     1.07    $224,230       6.414     358.00            626         77.7
Connecticut                     $2,589,205      11     1.23    $235,382       6.662     357.88            634         77.5
Delaware                          $458,966       2     0.22    $229,483       7.302     358.00            606         87.8
Florida                        $41,710,894     237    19.88    $175,995       6.769     354.37            599         74.5
Georgia                           $850,458       7     0.41    $121,494       7.731     358.21            639         90.3
Hawaii                          $4,054,049      13     1.93    $311,850       6.241     351.56            608         69.8
Idaho                             $740,962       5     0.35    $148,192       7.053     358.00            590         81.5
Illinois                        $4,679,406      25     2.23    $187,176       7.247     357.91            600         82.9
Indiana                           $974,933       8     0.46    $121,867       6.818     358.09            614         86.5
Iowa                              $256,035       3     0.12     $85,345       8.731     358.00            596         89.2
Kansas                            $631,649       5     0.30    $126,330       7.903     358.00            581         83.4
Kentucky                        $2,375,319      15     1.13    $158,355       7.286     344.85            597         85.2
Louisiana                         $516,344       4     0.25    $129,086       7.094     357.68            615         93.7
Maine                           $1,142,970       8     0.54    $142,871       6.652     358.00            601         82.1
Maryland                        $3,300,538      16     1.57    $206,284       6.972     358.14            618         71.3
Massachusetts                   $1,509,570       7     0.72    $215,653       6.956     352.32            586         61.4
Michigan                        $1,916,953      14     0.91    $136,925       7.234     358.07            610         81.2
Minnesota                       $1,965,308      11     0.94    $178,664       6.736     349.25            629         82.7
Mississippi                       $716,353       5     0.34    $143,271       7.550     358.00            629         95.1
Missouri                        $1,754,987      17     0.84    $103,235       7.486     357.89            605         83.9
Montana                           $192,829       2     0.09     $96,414       7.229     357.39            566         83.2
Nebraska                          $657,204       7     0.31     $93,886       7.499     357.73            627         85.1
Nevada                          $5,527,069      24     2.63    $230,295       6.710     357.93            606         80.3
New Hampshire                   $2,334,325      11     1.11    $212,211       6.645     348.19            623         80.4
New Jersey                        $594,534       2     0.28    $297,267       6.275     357.46            627         82.9
New Mexico                        $221,931       1     0.11    $221,931       7.750     359.00            657         96.6
New York                        $8,602,687      37     4.10    $232,505       7.299     355.03            583         71.4
North Carolina                    $656,905       4     0.31    $164,226       7.619     358.00            606         90.1
North Dakota                      $127,158       1     0.06    $127,158       6.550     178.00            601         79.0
Ohio                            $1,091,682       3     0.52    $363,894       6.696     357.93            577         82.2
Oklahoma                        $1,035,569      12     0.49     $86,297       7.203     358.00            631         86.4
Oregon                          $3,454,099      17     1.65    $203,182       6.575     357.81            643         84.7
Pennsylvania                    $3,193,571      21     1.52    $152,075       7.098     354.86            596         80.4
Rhode Island                      $747,783       4     0.36    $186,946       7.441     358.00            557         62.3
South Carolina                    $652,187       4     0.31    $163,047       6.980     313.14            657         91.0
South Dakota                      $187,622       2     0.09     $93,811       6.238     358.00            622         80.0
Tennessee                       $2,780,850      21     1.33    $132,421       7.100     353.74            635         85.8
Texas                           $8,553,484      63     4.08    $135,770       6.705     348.81            627         82.5
Utah                              $889,117       7     0.42    $127,017       6.896     358.17            622         83.2
Vermont                           $356,413       2     0.17    $178,207       7.000     358.00            601         74.7
Virginia                       $10,579,038      55     5.04    $192,346       6.595     348.58            599         77.7




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      1-3

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            Group 1

                                      Fixed   $209,827,588

                                        Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                           State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF     AVERAGE       GROSS    REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC     TERM   FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
Washington                      $6,412,950      31     3.06    $206,869       6.490   357.94    646           79.7
West Virginia                     $314,396       2     0.15    $157,198       8.875   358.00    530           72.8
Wisconsin                       $1,244,844       6     0.59    $207,474       7.090   358.00    622           85.5
Wyoming                           $550,253       5     0.26    $110,051       7.095   357.81    653           83.2
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00    $194,826       6.652   353.90    613           75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                     Loan-to-Value Ratios

                                   CURRENT    # OF     % OF     AVERAGE       GROSS    REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC     TERM   FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $4,585,496      28     2.19    $163,768       6.375   348.19    591           42.9
50.01 - 55.00                   $8,330,399      33     3.97    $252,436       6.057   354.27    619           52.7
55.01 - 60.00                  $12,077,292      65     5.76    $185,804       6.464   355.52    597           58.4
60.01 - 65.00                  $21,951,763     100    10.46    $219,518       6.361   356.97    598           63.0
65.01 - 70.00                  $20,469,403      96     9.76    $213,223       6.618   350.25    603           68.3
70.01 - 75.00                  $28,309,988     140    13.49    $202,214       6.667   356.35    612           73.5
75.01 - 80.00                  $59,102,741     295    28.17    $200,348       6.550   355.15    618           79.3
80.01 - 85.00                  $15,557,611      87     7.41    $178,823       6.763   353.63    611           83.8
85.01 - 90.00                  $24,864,347     137    11.85    $181,492       6.846   347.19    628           89.6
90.01 - 95.00                   $9,048,894      56     4.31    $161,587       7.725   356.05    614           94.5
95.01 - 100.00                  $5,529,655      40     2.64    $138,241       7.537   357.44    659           99.5
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00    $194,826       6.652   353.90    613           75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                      Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF     AVERAGE       GROSS    REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC     TERM   FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     $184,555       1     0.09    $184,555       5.000   358.00    627           77.1
5.001 - 5.500                   $5,187,093      16     2.47    $324,193       5.493   350.22    697           70.1
5.501 - 6.000                  $54,548,665     231    26.00    $236,141       5.878   354.12    638           69.4
6.001 - 6.500                  $59,764,176     301    28.48    $198,552       6.305   354.70    614           74.1
6.501 - 7.000                  $41,814,471     225    19.93    $185,842       6.793   354.34    608           79.2
7.001 - 7.500                  $16,099,565      95     7.67    $169,469       7.315   351.51    600           83.3
7.501 - 8.000                  $16,977,773      99     8.09    $171,493       7.805   352.40    580           80.1
8.001 - 8.500                   $7,146,092      46     3.41    $155,350       8.301   356.13    574           80.6
8.501 - 9.000                   $4,209,778      33     2.01    $127,569       8.793   352.52    562           82.9
9.001 - 9.500                   $1,279,623       9     0.61    $142,180       9.280   357.76    534           79.8
9.501 - 10.000                  $1,570,362       9     0.75    $174,485       9.744   357.57    541           72.7
10.001 - 10.500                   $558,541       5     0.27    $111,708      10.173   341.05    542           79.9
10.501 - 11.000                   $321,304       4     0.15     $80,326      10.907   323.40    531           74.1
11.001 - 11.500                   $165,589       3     0.08     $55,196      11.306   358.00    533           81.4




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      1-4

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            Group 1

                                      Fixed   $209,827,588

                                        Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF       AVERAGE       GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE         WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00      $194,826       6.652    353.90      613         75.4
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Property Type

                                   CURRENT    # OF     % OF       AVERAGE       GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE         WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                           $156,345,989     830    74.51      $188,369       6.627    353.90      613         75.4
PUD                            $38,460,198     173    18.33      $222,313       6.635    353.91      610         77.2
2 FAM                           $7,559,496      32     3.60      $236,234       7.007    354.69      639         71.3
CND                             $6,066,578      37     2.89      $163,962       6.838    352.06      617         74.9
3 FAM                             $902,176       3     0.43      $300,725       7.225    357.67      563         61.3
4 FAM                             $493,150       2     0.24      $246,575       6.898    358.00      671         60.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00      $194,826       6.652    353.90      613         75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                                Purpose

                                   CURRENT    # OF     % OF       AVERAGE       GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE         WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $185,067,665     931    88.20      $198,784       6.651    353.58      610         74.3
PUR                            $14,953,537      89     7.13      $168,017       6.596    357.87      640         83.3
RNC                             $9,806,386      57     4.67      $172,042       6.757    353.93      628         84.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00      $194,826       6.652    353.90      613         75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                                    Occupancy

                                   CURRENT    # OF     % OF       AVERAGE       GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE         WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                            $205,821,315   1,054    98.09      $195,276       6.646    353.95      613         75.4
INV                             $2,747,472      18     1.31      $152,637       7.038    349.84      633         78.8
2H                              $1,258,801       5     0.60      $251,760       6.739    355.50      647         77.5
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00      $194,826       6.652    353.90      613         75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                               Range of Months Remaining to Scheduled Maturity

                                   CURRENT    # OF     % OF       AVERAGE       GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE         WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                       $4,569,927      35     2.18      $130,569       6.719    177.88      599         76.2
301 - 360                     $205,257,661   1,042    97.82      $196,984       6.650    357.82      614         75.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00      $194,826       6.652    353.90      613         75.4
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      1-5

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            Group 1

                                      Fixed   $209,827,588

                                        Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF      % OF    AVERAGE       GROSS    REMG.                     ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL    BALANCE         WAC     TERM        FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          $173,003,717     882     82.45   $196,149       6.569   353.71         613         76.5
STATED INCOME                  $36,823,871     195     17.55   $188,840       7.042   354.80         613         70.5
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077    100.00   $194,826       6.652   353.90         613         75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                     Collateral Grouped by FICO

                                   CURRENT    # OF      % OF    AVERAGE    GROSS       REMG.                     ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL    BALANCE      WAC        TERM        FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                         $119,776       1      0.06   $119,776    6.350      358.00         804         80.0
781 - 800                         $550,906       3      0.26   $183,635    6.053      357.21         791         90.5
761 - 780                       $2,054,542       6      0.98   $342,424    6.070      357.76         775         79.9
741 - 760                       $3,183,821      11      1.52   $289,438    5.937      357.97         750         76.1
721 - 740                       $3,957,060      14      1.89   $282,647    5.970      357.67         728         79.3
701 - 720                       $6,160,914      20      2.94   $308,046    6.063      358.09         711         75.0
681 - 700                       $6,297,273      33      3.00   $190,826    6.073      357.84         690         78.1
661 - 680                      $12,950,713      58      6.17   $223,288    6.364      351.79         670         77.3
641 - 660                      $17,875,478      98      8.52   $182,403    6.466      357.40         649         77.6
621 - 640                      $29,865,141     157     14.23   $190,224    6.415      352.75         630         79.0
601 - 620                      $40,544,869     215     19.32   $188,581    6.511      354.16         610         74.6
581 - 600                      $31,040,583     169     14.79   $183,672    6.644      349.65         591         74.9
561 - 580                      $22,790,018     119     10.86   $191,513    7.003      354.53         571         76.3
541 - 560                      $14,738,601      79      7.02   $186,565    7.263      354.56         551         69.3
521 - 540                      $10,656,505      52      5.08   $204,933    7.318      357.89         532         69.6
501 - 520                       $6,666,686      39      3.18   $170,941    7.998      348.51         511         70.2
<= 500                            $374,701       3      0.18   $124,900    8.730      358.00         500         76.2
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077    100.00   $194,826    6.652      353.90         613         75.4
-----------------------------------------------------------------------------------------------------------------------------------


                                                                   Grade

                                   CURRENT    # OF      % OF    AVERAGE    GROSS       REMG.                     ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL    BALANCE      WAC        TERM        FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                             $154,276,223     782     73.53   $197,284    6.513      353.68         624         76.6
A-                              $9,894,503      53      4.72   $186,689    6.782      351.85         580         73.7
B                              $16,606,028      87      7.91   $190,874    6.857      354.08         583         70.1
C                              $19,161,090     104      9.13   $184,241    7.363      355.76         582         72.5
C-                              $8,838,107      45      4.21   $196,402    6.881      355.18         594         74.5
D                               $1,051,636       6      0.50   $175,273    7.605      358.00         579         70.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077    100.00   $194,826    6.652      353.90         613         75.4
-----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      1-6

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            Group 1

                                      Fixed   $209,827,588

                                        Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF     AVERAGE    GROSS       REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE      WAC        TERM      FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                              $16,134,531      94     7.69    $171,644    7.060      351.33       609        78.4
12                             $10,682,642      48     5.09    $222,555    7.334      355.61       584        71.7
24                              $8,437,996      41     4.02    $205,805    6.801      357.60       597        77.7
36                             $30,943,737     163    14.75    $189,839    6.674      354.52       624        76.1
60                            $143,628,681     731    68.45    $196,482    6.542      353.72       615        75.1
-----------------------------------------------------------------------------------------------------------------------------------
                              $209,827,588   1,077   100.00    $194,826    6.652      353.90       613        75.4
-----------------------------------------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      1-7

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report

Summary of Loans in Statistical Calculation Pool                                           Range
(As of Calculation Date)

Total Number of Loans                                                  841
Total Outstanding Balance                                     $189,184,088
Average Loan Balance                                              $224,951         $46,450 to  $1,121,000
WA Mortgage Rate                                                    6.960%          4.550% to  11.500%
Net WAC                                                             6.451%          4.041% to  10.991%
ARM Characteristics
       WA Gross Margin                                              6.439%          0.001% to  9.850%
       WA Months to First Roll                                          28               4 to  35
       WA First Periodic Cap                                        1.780%          1.000% to  6.000%
       WA Subsequent Periodic Cap                                   1.408%          1.000% to  2.000%
       WA Lifetime Cap                                             13.816%         10.550% to 18.500%
       WA Lifetime Floor                                            6.945%          1.000% to 11.500%
WA Original Term (months)                                              360             360 to 360
WA Remaining Term (months)                                             358             355 to 359
WA LTV                                                              78.15%          35.71% to 100.00%
  Percentage of Pool with CLTV > 100%                                0.00%

  Second Liens w/100% CLTV                                           0.00%
WA FICO                                                                600

Secured by (% of pool)      1st Liens                              100.00%
                            2nd Liens                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     85.79%





-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:    Top 5 Prop:        Doc Types:        Purpose Codes:        Occ Codes:        Grades:         Orig PP Term:
  -------------    -----------        ----------        --------------        ----------        --------        -------------
CA     32.60%    SFR      66.65%    FULL      65.80%     RCO     69.33%      OO    96.71%     A    75.71%         0        14.21%
FL     14.00%    PUD      20.78%    STATED    34.20%     PUR     29.54%      INV    2.39%     A-    4.90%        12         5.05%
AZ      9.79%    CND       5.66%                         RNC      1.13%      2H     0.90%     B     7.71%        24        42.37%
NV      5.77%    2 FAM     5.19%                                                              C     7.27%        36        38.36%
VA      5.06%    4 FAM     0.80%                                                              C-    3.47%
                                                                                              D     0.94%







-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-1

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Program
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF   % OF       AVERAGE         GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE           WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $1,449,061       7   0.77      $207,009         6.912    358.00      553         86.8
2/28 LIB6M                     $48,255,013     224  25.51      $215,424         7.099    357.74      600         79.9
2/28 LIB6M - IO - 24           $28,777,106     104  15.21      $276,703         6.679    357.87      607         78.7
2/28 LIB6M - IO - 60            $5,443,252      21   2.88      $259,202         6.817    357.12      608         78.0
3/27 LIB6M                     $74,262,536     359  39.25      $206,859         7.075    357.82      595         77.2
3/27 LIB6M - IO - 36           $26,291,191     107  13.90      $245,712         6.735    357.86      608         76.7
3/27 LIB6M - IO - 60            $4,705,929      19   2.49      $247,680         6.853    356.88      605         77.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951         6.960    357.77      600         78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                          Original Term

                                   CURRENT    # OF   % OF       AVERAGE         GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE           WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $189,184,088     841 100.00      $224,951         6.960    357.77      600         78.1
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951         6.960    357.77      600         78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                     Range of Current Balance

                                   CURRENT    # OF   % OF       AVERAGE         GROSS     REMG.                  ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE           WAC      TERM     FICO          LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00            $46,450       1   0.02       $46,450         9.125    358.00      509         75.0
$50,000.01 - $75,000.00         $1,998,013      30   1.06       $66,600         8.445    357.74      593         88.1
$75,000.01 - $100,000.00        $2,930,410      34   1.55       $86,189         7.319    357.79      607         81.8
$100,000.01 - $150,000.00      $17,135,537     133   9.06      $128,839         7.254    357.88      600         83.9
$150,000.01 - $200,000.00      $35,958,423     205  19.01      $175,407         7.179    357.77      586         77.4
$200,000.01 - $250,000.00      $32,523,175     144  17.19      $225,855         7.038    357.76      599         77.1
$250,000.01 - $300,000.00      $37,065,505     135  19.59      $274,559         6.990    357.78      597         77.8
$300,000.01 - $350,000.00      $23,730,629      73  12.54      $325,077         6.610    357.63      615         78.7
$350,000.01 - $400,000.00      $15,499,375      41   8.19      $378,034         6.652    357.78      612         77.6
$400,000.01 - $450,000.00       $8,968,722      21   4.74      $427,082         6.649    357.80      594         76.7
$450,000.01 - $500,000.00       $5,221,926      11   2.76      $474,721         6.581    357.82      603         76.2
$500,000.01 - $550,000.00       $3,145,906       6   1.66      $524,318         6.629    357.84      636         78.6
$550,000.01 - $600,000.00         $551,614       1   0.29      $551,614         7.125    358.00      582         65.0
$600,000.01 - $650,000.00       $1,282,698       2   0.68      $641,349         6.697    358.00      585         69.5
$650,000.01 - $700,000.00       $2,004,704       3   1.06      $668,235         6.620    357.66      607         76.0
> $900,000.00                   $1,121,000       1   0.59    $1,121,000         6.125    358.00      611         62.3
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951         6.960    357.77      600         78.1
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-2

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF     AVERAGE       GROSS     REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                           $641,425       5     0.34    $128,285       6.968    358.00    599     91.4
Alaska                            $405,436       2     0.21    $202,718       9.014    358.00    593     95.0
Arizona                        $18,526,821      89     9.79    $208,167       7.102    357.81    588     79.6
Arkansas                          $242,622       2     0.13    $121,311       7.950    358.00    609    100.0
California                     $61,672,816     210    32.60    $293,680       6.573    357.70    608     75.2
Colorado                        $4,539,969      24     2.40    $189,165       6.707    357.77    614     83.1
Connecticut                     $2,044,809       9     1.08    $227,201       7.273    357.97    620     76.2
Delaware                        $1,419,888       7     0.75    $202,841       7.037    357.01    618     77.6
District of Columbia              $855,281       4     0.45    $213,820       7.789    358.00    543     69.4
Florida                        $26,495,008     131    14.00    $202,252       7.216    357.85    598     81.5
Georgia                         $1,218,853       7     0.64    $174,122       8.190    357.95    610     83.4
Hawaii                          $2,031,231       5     1.07    $406,246       6.551    358.00    623     65.3
Idaho                           $1,145,300       5     0.61    $229,060       7.144    357.86    570     76.6
Illinois                        $7,554,531      34     3.99    $222,192       7.321    357.97    589     81.4
Indiana                         $2,178,040      16     1.15    $136,128       7.529    357.36    615     83.2
Iowa                              $288,452       2     0.15    $144,226       8.434    358.00    595     83.9
Kansas                            $206,858       2     0.11    $103,429       7.035    358.00    630     80.0
Kentucky                          $748,349       5     0.40    $149,670       7.065    357.80    583     79.1
Maine                             $527,174       2     0.28    $263,587       7.305    358.00    581     75.4
Maryland                        $4,788,752      21     2.53    $228,036       7.110    357.86    579     77.8
Massachusetts                   $3,258,382      13     1.72    $250,645       6.921    357.70    580     68.8
Michigan                        $2,738,960      18     1.45    $152,164       7.359    357.94    582     82.1
Minnesota                       $2,110,129      10     1.12    $211,013       7.350    357.71    626     85.9
Missouri                          $827,458       8     0.44    $103,432       7.170    357.89    624     83.9
Montana                           $143,690       1     0.08    $143,690       7.600    358.00    581    100.0
Nebraska                          $300,149       3     0.16    $100,050       7.244    357.72    608     93.9
Nevada                         $10,913,022      49     5.77    $222,715       7.094    357.76    596     77.4
New Hampshire                     $412,410       2     0.22    $206,205       7.751    358.00    529     66.3
New Jersey                      $2,777,948      12     1.47    $231,496       7.107    357.70    609     70.3
New Mexico                        $346,965       2     0.18    $173,483       7.450    358.00    622     80.0
New York                        $5,096,908      16     2.69    $318,557       6.757    357.65    614     76.0
North Carolina                    $497,817       2     0.26    $248,909       7.185    357.39    573     77.5
North Dakota                      $125,276       1     0.07    $125,276       9.500    358.00    598     95.0
Oklahoma                          $508,886       5     0.27    $101,777       7.714    358.00    608     96.0
Oregon                          $1,923,311      11     1.02    $174,846       6.881    358.09    608     78.1
Pennsylvania                    $2,355,046      13     1.24    $181,157       7.182    357.67    574     81.7
South Carolina                    $250,687       1     0.13    $250,687       7.000    358.00    611     90.0
South Dakota                       $66,715       1     0.04     $66,715       9.550    358.00    583    100.0
Tennessee                         $430,119       3     0.23    $143,373       6.765    358.00    572     94.0
Texas                           $2,208,837      17     1.17    $129,932       7.345    357.41    596     84.1
Utah                            $1,298,554       8     0.69    $162,319       6.563    357.33    640     82.7
Virginia                        $9,579,096      40     5.06    $239,477       6.961    357.80    581     77.1
Washington                      $1,719,256       9     0.91    $191,028       7.069    358.00    602     81.4
West Virginia                     $287,348       2     0.15    $143,674       6.467    357.40    602     81.7
Wisconsin                       $1,214,424      10     0.64    $121,442       8.228    357.83    609     84.6



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-3

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                      State

                                   CURRENT    # OF     % OF     AVERAGE       GROSS      REMG.                    ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC       TERM      FICO           LTV
Wyoming                           $261,080       2     0.14    $130,540       7.123     358.00       584          85.2
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841   100.00    $224,951       6.960     357.77       600          78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                       Loan-to-Value Ratios

                                   CURRENT    # OF     % OF     AVERAGE       GROSS      REMG.                    ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC       TERM      FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $2,271,140      10     1.20    $227,114       5.946     357.82       600          41.1
50.01 - 55.00                   $1,368,465       7     0.72    $195,495       6.069     358.00       576          52.6
55.01 - 60.00                   $5,009,275      22     2.65    $227,694       6.728     357.77       589          58.1
60.01 - 65.00                  $16,513,051      61     8.73    $270,706       6.854     357.86       575          63.5
65.01 - 70.00                  $15,482,102      65     8.18    $238,186       7.127     357.69       573          68.6
70.01 - 75.00                  $21,422,588      94    11.32    $227,900       6.911     357.80       584          73.8
75.01 - 80.00                  $77,495,736     329    40.96    $235,549       6.665     357.71       620          79.7
80.01 - 85.00                  $17,933,993      77     9.48    $232,909       7.166     357.89       583          84.2
85.01 - 90.00                  $17,870,593      91     9.45    $196,380       7.495     357.76       595          89.5
90.01 - 95.00                   $5,727,832      31     3.03    $184,769       8.064     357.73       609          94.9
95.01 - 100.00                  $8,089,313      54     4.28    $149,802       7.956     357.96       607         100.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841   100.00    $224,951       6.960     357.77       600          78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Range of Current Gross Coupon

                                   CURRENT    # OF     % OF     AVERAGE       GROSS      REMG.                    ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE         WAC       TERM      FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     $460,958       3     0.24    $153,653       4.826     357.69       662          80.0
5.001 - 5.500                   $5,715,965      22     3.02    $259,817       5.409     357.26       645          74.1
5.501 - 6.000                  $20,836,748      81    11.01    $257,244       5.882     357.74       622          72.0
6.001 - 6.500                  $42,421,754     169    22.42    $251,016       6.307     357.73       615          76.2
6.501 - 7.000                  $48,421,912     201    25.60    $240,905       6.805     357.77       603          77.6
7.001 - 7.500                  $27,279,712     126    14.42    $216,506       7.288     357.79       590          79.7
7.501 - 8.000                  $20,981,413     105    11.09    $199,823       7.778     357.88       578          81.9
8.001 - 8.500                   $9,936,979      54     5.25    $184,018       8.266     357.85       568          86.3
8.501 - 9.000                   $6,815,960      38     3.60    $179,367       8.740     357.88       573          83.6
9.001 - 9.500                   $4,360,879      26     2.31    $167,726       9.337     357.86       562          81.6
9.501 - 10.000                  $1,417,879      11     0.75    $128,898       9.692     358.00       536          78.4
10.001 - 10.500                   $207,325       2     0.11    $103,663      10.265     358.00       562          90.2
10.501 - 11.000                   $252,552       2     0.13    $126,276      10.682     357.46       511          80.0
11.001 - 11.500                    $74,052       1     0.04     $74,052      11.500     358.00       500          95.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841   100.00    $224,951       6.960     357.77       600          78.1
-----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-4

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF     AVERAGE      GROSS      REMG.                   ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE        WAC       TERM    FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                           $126,087,008     569    66.65    $221,594      6.929     357.75     599           78.1
PUD                            $39,303,263     164    20.78    $239,654      6.948     357.77     597           77.6
CND                            $10,710,227      60     5.66    $178,504      7.009     357.82     602           81.5
2 FAM                           $9,812,659      39     5.19    $251,607      7.284     357.93     617           78.3
4 FAM                           $1,509,171       3     0.80    $503,057      6.718     358.00     617           76.1
3 FAM                           $1,381,161       4     0.73    $345,290      7.208     358.00     599           72.0
CNDP                              $380,599       2     0.20    $190,299      8.661     357.30     620           89.8
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841   100.00    $224,951      6.960     357.77     600           78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                                Purpose

                                   CURRENT    # OF     % OF     AVERAGE      GROSS      REMG.                   ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE        WAC       TERM    FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $131,170,428     577    69.33    $227,332      7.012     357.80     587           76.0
PUR                            $55,883,713     253    29.54    $220,884      6.858     357.71     630           83.2
RNC                             $2,129,947      11     1.13    $193,632      6.414     357.57     614           78.6
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841   100.00    $224,951      6.960     357.77     600           78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                           Occupancy

                                   CURRENT    # OF     % OF     AVERAGE      GROSS      REMG.                   ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE        WAC       TERM    FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                            $182,966,720     809    96.71    $226,164      6.930     357.77     600           78.1
INV                             $4,523,358      24     2.39    $188,473      7.724     357.82     604           79.1
2H                              $1,694,010       8     0.90    $211,751      8.149     357.67     614           79.6
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841   100.00    $224,951      6.960     357.77     600           78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                            Range of Months Remaining to Scheduled Maturity

                                   CURRENT    # OF     % OF     AVERAGE      GROSS      REMG.                   ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE        WAC       TERM    FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                     $189,184,088     841   100.00    $224,951      6.960     357.77     600           78.1
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841   100.00    $224,951      6.960     357.77     600           78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                      Collateral Grouped by Document Type

                                   CURRENT    # OF     % OF     AVERAGE      GROSS      REMG.                   ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL     BALANCE        WAC       TERM    FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          $124,483,840     580    65.80    $214,627      6.851     357.81     593           78.8
STATED INCOME                  $64,700,247     261    34.20    $247,894      7.169     357.68     613           76.9





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-5

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Document Type

                                   CURRENT    # OF   % OF       AVERAGE    GROSS     REMG.                 ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE      WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951    6.960    357.77      600        78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                     Collateral Grouped by FICO

                                   CURRENT    # OF   % OF       AVERAGE    GROSS     REMG.                 ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE      WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
781 - 800                         $391,210       1   0.21      $391,210    5.950    358.00      785        80.0
761 - 780                         $633,927       3   0.34      $211,309    6.319    358.00      771        80.0
741 - 760                         $683,187       3   0.36      $227,729    5.905    357.79      754        80.0
721 - 740                       $1,672,024       6   0.88      $278,671    6.167    357.82      731        78.5
701 - 720                       $1,590,350       8   0.84      $198,794    6.308    357.61      708        81.1
681 - 700                       $4,800,916      21   2.54      $228,615    6.340    357.49      687        76.7
661 - 680                       $5,182,965      24   2.74      $215,957    6.381    357.38      672        76.8
641 - 660                       $8,388,481      36   4.43      $233,013    6.472    357.73      650        78.8
621 - 640                      $36,197,580     145  19.13      $249,638    6.732    357.78      630        80.0
601 - 620                      $38,131,381     166  20.16      $229,707    6.825    357.74      610        80.7
581 - 600                      $33,388,510     157  17.65      $212,666    6.996    357.82      591        78.4
561 - 580                      $22,064,674     100  11.66      $220,647    7.042    357.77      571        77.2
541 - 560                      $14,473,327      68   7.65      $212,843    7.353    357.80      551        75.1
521 - 540                      $10,429,598      48   5.51      $217,283    7.547    357.86      530        74.0
501 - 520                      $10,568,982      51   5.59      $207,235    8.046    357.87      510        72.4
<= 500                            $586,977       4   0.31      $146,744    8.580    358.00      500        72.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951    6.960    357.77      600        78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                               Grade

                                   CURRENT    # OF   % OF       AVERAGE    GROSS     REMG.                 ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE      WAC      TERM     FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                             $143,239,724     618  75.71      $231,779    6.840    357.73      607        78.6
A-                              $9,263,529      43   4.90      $215,431    6.874    357.74      587        76.1
B                              $14,584,646      65   7.71      $224,379    7.338    357.97      571        76.6
C                              $13,746,359      69   7.27      $199,223    7.593    357.91      578        77.0
C-                              $6,569,554      35   3.47      $187,702    7.193    357.89      597        79.5
D                               $1,780,275      11   0.94      $161,843    8.145    358.03      540        66.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951    6.960    357.77      600        78.1
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Collateral Grouped by Prepayment Penalty Months

                                   CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.                   ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE      WAC    TERM       FICO         LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                              $26,887,680     122  14.21      $220,391    7.393  357.87        595        77.5





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-6

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report

                                   Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF   % OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE       WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
12                              $9,560,405      40   5.05      $239,010     7.262   357.82     605    77.3
24                             $80,161,272     336  42.37      $238,575     6.883   357.78     602    79.4
36                             $72,574,731     343  38.36      $211,588     6.843   357.71     599    77.1
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951     6.960   357.77     600    78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                     Range of Months to Roll             (Excludes  0  Fixed Rate Mortgages)

                     WA            CURRENT    # OF   % OF       AVERAGE       GROSS  REMG.            ORIG
DESCRIPTION          MTR           BALANCE   LOANS  TOTAL       BALANCE         WAC   TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                4          $1,449,061       7   0.77      $207,009       6.912 358.00     553    86.8
19 - 24              22        $82,475,371     349  43.60      $236,319       6.934 357.75     603    79.4
25 - 31              31         $1,852,676       9   0.98      $205,853       6.256 355.00     638    82.4
32 - 37              34       $103,406,981     476  54.66      $217,242       6.993 357.83     598    76.9
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951       6.960 357.77     600    78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                       Range of Margin                   (Excludes  0  Fixed Rate Mortgages)

                                   CURRENT    # OF   % OF       AVERAGE       GROSS  REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE         WAC   TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $142,728       1   0.08      $142,728       6.250 358.00     562    57.0
2.001 - 3.000                     $681,000       1   0.36      $681,000       6.250 357.00     634    79.6
3.001 - 4.000                   $2,758,246      13   1.46      $212,173       6.416 357.47     609    75.3
4.001 - 5.000                   $9,452,064      37   5.00      $255,461       6.163 357.66     598    65.4
5.001 - 6.000                  $57,408,172     249  30.35      $230,555       6.598 357.80     600    75.7
6.001 - 7.000                  $72,033,190     295  38.08      $244,180       6.794 357.75     608    78.2
7.001 - 8.000                  $35,113,671     172  18.56      $204,149       7.633 357.84     589    82.7
8.001 - 9.000                   $9,932,582      61   5.25      $162,829       8.433 357.77     582    88.3
9.001 - 10.000                  $1,662,435      12   0.88      $138,536       9.369 357.72     570    83.0
-----------------------------------------------------------------------------------------------------------------------------------
6.439                         $189,184,088     841 100.00      $224,951       6.960 357.77     600    78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                      Range of Maximum Rates            (Excludes  0   Fixed Rate Mortgages)

                                   CURRENT    # OF   % OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE       WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   $142,558       1   0.08      $142,558     4.550   357.00     749    80.0
11.001 - 11.500                   $762,697       3   0.40      $254,232     5.391   357.17     655    71.4
11.501 - 12.000                 $3,340,583      14   1.77      $238,613     5.773   357.24     652    72.1
12.001 - 12.500                $10,104,930      38   5.34      $265,919     5.883   357.02     628    77.2
12.501 - 13.000                $25,195,696      98  13.32      $257,099     6.154   357.69     612    72.9
13.001 - 13.500                $41,967,850     169  22.18      $248,330     6.412   357.81     613    75.9



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-7

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                             Range of Maximum Rates                         (Excludes  0  Fixed Rate Mortgages)

                                   CURRENT      # OF    % OF      AVERAGE     GROSS     REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL      BALANCE       WAC      TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                $43,644,790       185   23.07     $235,918     6.869    357.84   602    78.2
14.001 - 14.500                $24,399,739       115   12.90     $212,172     7.361    357.82   591    81.0
14.501 - 15.000                $19,121,257        96   10.11     $199,180     7.823    357.88   579    82.3
15.001 - 15.500                 $9,140,833        51    4.83     $179,232     8.331    357.91   563    85.5
15.501 - 16.000                 $5,621,903        33    2.97     $170,361     8.732    358.02   571    84.1
16.001 - 16.500                 $3,789,443        22    2.00     $172,247     9.332    357.93   557    80.4
16.501 - 17.000                 $1,417,879        11    0.75     $128,898     9.692    358.00   536    78.4
17.001 - 17.500                   $207,325         2    0.11     $103,663    10.265    358.00   562    90.2
17.501 - 18.000                   $252,552         2    0.13     $126,276    10.682    357.46   511    80.0
18.001 - 18.500                    $74,052         1    0.04      $74,052    11.500    358.00   500    95.0
-----------------------------------------------------------------------------------------------------------------------------------
13.816                        $189,184,088       841  100.00     $224,951     6.960    357.77   600    78.1
-----------------------------------------------------------------------------------------------------------------------------------


                                                       Initial Periodic Rate Cap            (Excludes  0  Fixed Rate Mortgages)

                                   CURRENT      # OF    % OF     AVERAGE    GROSS       REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS   TOTAL     BALANCE      WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $2,447,055        11    1.29    $222,460    7.018      357.81   555    82.4
1.500                         $148,726,024       671   78.61    $221,648    6.960      357.92   599    78.3
2.000                           $3,704,166        17    1.96    $217,892    6.704      356.98   633    75.4
3.000                          $34,003,522       140   17.97    $242,882    6.993      357.19   604    77.6
5.000                             $108,750         1    0.06    $108,750    6.500      358.00   611    75.0
6.000                             $194,571         1    0.10    $194,571    5.480      358.00   623    55.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088       841  100.00    $224,951    6.960      357.77   600    78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                    Subsequent Periodic Rate Cap              (Excludes  0  Fixed Rate Mortgages)

                                   CURRENT      # OF   % OF        AVERAGE    GROSS       REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS  TOTAL        BALANCE      WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $35,072,103       148  18.54       $236,974    6.963      357.23   606    77.9
1.500                         $153,866,588       692  81.33       $222,351    6.959      357.89   599    78.2
2.000                             $245,398         1   0.13       $245,398    7.050      357.00   602    83.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088       841  100.00      $224,951    6.960      357.77   600    78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                     Range of Lifetime Rate Floor              (Excludes  0   Fixed Rate Mortgages)

                                   CURRENT      # OF   % OF        AVERAGE    GROSS       REMG.          ORIG
DESCRIPTION                        BALANCE     LOANS  TOTAL        BALANCE      WAC        TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $328,256         1   0.17       $328,256    7.200      358.00   668    80.0
4.001 - 5.000                     $460,958         3   0.24       $153,653    4.826      357.69   662    80.0
5.001 - 6.000                  $26,862,700       105  14.20       $255,835    5.802      357.64   626    72.5



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNT--RYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-8

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                                Group 2

                                           ARM   $189,184,088

                                              Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Lifetime Rate Floor              (Excludes  0   Fixed Rate Mortgages)
                                   CURRENT     # OF    % OF       AVERAGE    GROSS     REMG.           ORIG
DESCRIPTION                        BALANCE    LOANS   TOTAL       BALANCE      WAC      TERM  FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 7.000                  $91,277,100      372   48.25      $245,369    6.578    357.75   609     76.9
7.001 - 8.000                  $47,189,448      226   24.94      $208,803    7.501    357.83   584     80.7
8.001 - 9.000                  $16,752,939       92    8.86      $182,097    8.459    357.86   570     85.2
9.001 - 10.000                  $5,778,758       37    3.05      $156,183    9.424    357.90   556     80.9
> 10.000                          $533,929        5    0.28      $106,786   10.634    357.74   530     86.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088      841  100.00      $224,951    6.960    357.77   600     78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                   Next Interest Adjustment Date             (Excludes  0  Fixed Rate Mortgages)

                                   CURRENT     # OF    % OF     AVERAGE    GROSS       REMG.           ORIG
DESCRIPTION                        BALANCE    LOANS   TOTAL     BALANCE      WAC        TERM  FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/06                           $1,449,061        7    0.77    $207,009    6.912      358.00   553     86.8
07/07                             $223,700        1    0.12    $223,700    6.250      355.00   622     80.0
08/07                           $1,750,229        9    0.93    $194,470    6.538      356.00   618     78.8
09/07                          $18,365,380       74    9.71    $248,181    6.805      357.02   603     78.0
10/07                          $60,934,717      260   32.21    $234,364    6.987      358.00   602     79.8
11/07                           $1,201,344        5    0.64    $240,269    6.910      359.00   616     81.5
07/08                           $1,852,676        9    0.98    $205,853    6.256      355.00   638     82.4
08/08                           $3,151,070       11    1.67    $286,461    6.501      356.00   609     78.4
09/08                          $13,228,169       61    6.99    $216,855    7.011      357.08   607     76.6
10/08                          $85,708,461      396   45.30    $216,436    6.997      358.00   596     76.9
11/08                           $1,319,281        8    0.70    $164,910    7.778      359.00   582     81.2
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088      841  100.00    $224,951    6.960      357.77   600     78.1
-----------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                      2-9

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report

Summary of Loans in Statistical Calculation Pool                                       Range
(As of Calculation Date)

Total Number of Loans                                      1,918
Total Outstanding Balance                           $399,011,675
Average Loan Balance                                    $208,035              $44,767  to  $1,121,000
WA Mortgage Rate                                           6.798%              4.550%  to  11.500%
Net WAC                                                    6.289%              4.041%  to  10.991%
ARM Characteristics
       WA Gross Margin                                     6.439%              0.001%  to  9.850%
       WA Months to First Roll                                 28                   4  to  35
       WA First Periodic Cap                               1.780%              1.000%  to  6.000%
       WA Subsequent Periodic Cap                          1.408%              1.000%  to  2.000%
       WA Lifetime Cap                                    13.816%             10.550%  to  18.500%
       WA Lifetime Floor                                   6.945%              1.000%  to  11.500%
WA Original Term (months)                                     358                 180  to  360
WA Remaining Term (months)                                    356                 176  to  359
WA LTV                                                      76.72%              5.07%  to  100.00%
  Percentage of Pool with CLTV > 100%                        0.00%

  Second Liens w/100% CLTV                                   0.00%
WA FICO                                                        607

Secured by (% of pool)    1st Liens                        100.00%
                          2nd Liens                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)            89.22%





-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:     Top 5 Prop:         Doc Types:          Purpose Codes:     Occ Codes:        Grades:           Orig PP Term:
  -------------     -----------         ----------          --------------     -----------       --------          ----------------
CA    29.87%     SFR       70.78%     FULL     74.56%     RCO     79.26%      OO    97.44%      A    74.56%         0       10.78%
FL    17.09%     PUD       19.49%     STATED   25.44%     PUR     17.75%      INV    1.82%      A-    4.80%        12        5.07%
AZ     8.37%     2 FAM      4.35%                         RNC      2.99%      2H     0.74%      B     7.82%        24       22.20%
VA     5.05%     CND        4.20%                                                               C     8.25%        36       25.94%
NV     4.12%     3 FAM      0.57%                                                               C-    3.86%        60       36.00%
                                                                                                D     0.71%







-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Program
                                   CURRENT    # OF   % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE         WAC      TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $1,449,061       7   0.36      $207,009       6.912    358.00    553          86.8
2/28 LIB6M                     $48,255,013     224  12.09      $215,424       7.099    357.74    600          79.9
2/28 LIB6M - IO - 24           $28,777,106     104   7.21      $276,703       6.679    357.87    607          78.7
2/28 LIB6M - IO - 60            $5,443,252      21   1.36      $259,202       6.817    357.12    608          78.0
3/27 LIB6M                     $74,262,536     359  18.61      $206,859       7.075    357.82    595          77.2
3/27 LIB6M - IO - 36           $26,291,191     107   6.59      $245,712       6.735    357.86    608          76.7
3/27 LIB6M - IO - 60            $4,705,929      19   1.18      $247,680       6.853    356.88    605          77.0
15Yr Fixed                      $4,062,005      30   1.02      $135,400       6.548    177.91    599          75.1
15Yr Fixed - CC                   $346,285       4   0.09       $86,571       8.356    178.00    588          81.9
30Yr Fixed                    $172,756,074     890  43.30      $194,108       6.560    357.79    617          74.8
30Yr Fixed - CC                $13,114,268      76   3.29      $172,556       8.190    357.90    570          79.2
30Yr Fixed - IO - 60           $19,387,319      76   4.86      $255,096       6.415    358.02    618          78.0
30/15 Fixed Balloon               $161,637       1   0.04      $161,637       7.500    177.00    638          90.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918 100.00      $208,035       6.798    355.74    607          76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                          Original Term

                                   CURRENT    # OF   % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE         WAC      TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $189,184,088     841  47.41      $224,951       6.960    357.77    600          78.1
FIXED 180                       $4,569,927      35   1.15      $130,569       6.719    177.88    599          76.2
FIXED 360                     $205,257,661   1,042  51.44      $196,984       6.650    357.82    614          75.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918 100.00      $208,035       6.798    355.74    607          76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                          Range of Current Balance

                                   CURRENT    # OF   % OF       AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE         WAC      TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $189,923       4   0.05       $47,481      10.576    356.95    530          79.6
$50,000.01 - $75,000.00         $4,832,683      73   1.21       $66,201       7.986    339.78    605          82.4
$75,000.01 - $100,000.00       $12,186,230     139   3.05       $87,671       7.137    349.11    608          77.1
$100,000.01 - $150,000.00      $52,085,950     411  13.05      $126,730       6.982    353.40    608          80.6
$150,000.01 - $200,000.00      $77,775,941     446  19.49      $174,386       7.011    355.81    594          76.7
$200,000.01 - $250,000.00      $71,619,584     318  17.95      $225,219       6.853    356.77    600          75.6
$250,000.01 - $300,000.00      $63,505,218     232  15.92      $273,729       6.800    357.03    601          76.7
$300,000.01 - $350,000.00      $39,426,632     122   9.88      $323,169       6.595    356.25    613          76.9
$350,000.01 - $400,000.00      $29,471,202      78   7.39      $377,836       6.469    355.59    625          74.7
$400,000.01 - $450,000.00      $16,508,294      39   4.14      $423,290       6.390    357.89    631          75.4
$450,000.01 - $500,000.00      $10,904,721      23   2.73      $474,118       6.334    357.66    615          78.0
$500,000.01 - $550,000.00       $6,257,150      12   1.57      $521,429       6.337    357.75    632          72.9
$550,000.01 - $600,000.00       $3,462,434       6   0.87      $577,072       6.017    358.17    676          75.7
$600,000.01 - $650,000.00       $3,189,265       5   0.80      $637,853       6.363    358.00    614          69.9




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                               Range of Current Balance

                                   CURRENT      # OF   % OF     AVERAGE      GROSS     REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS  TOTAL     BALANCE        WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00       $4,038,643         6   1.01    $673,107      6.325    357.83      645    74.3
$750,000.01 - $800,000.00       $1,538,754         2   0.39    $769,377      5.896    358.00      646    73.7
$850,000.01 - $900,000.00         $898,051         1   0.23    $898,051      6.375    358.00      620    62.1
> $900,000.00                   $1,121,000         1   0.28  $1,121,000      6.125    358.00      611    62.3
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675     1,918 100.00    $208,035      6.798    355.74      607    76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                           State

                                   CURRENT      # OF   % OF     AVERAGE      GROSS     REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS  TOTAL     BALANCE        WAC      TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                         $2,344,026        20   0.59    $117,201      7.130    317.22      608    90.6
Alaska                            $405,436         2   0.10    $202,718      9.014    358.00      593    95.0
Arizona                        $33,378,546       173   8.37    $192,940      6.887    356.18      592    77.7
Arkansas                          $660,876         4   0.17    $165,219      8.403    358.00      575    90.7
California                    $119,182,126       419  29.87    $284,444      6.376    356.43      619    72.2
Colorado                        $6,782,267        34   1.70    $199,478      6.610    357.84      618    81.3
Connecticut                     $4,634,015        20   1.16    $231,701      6.931    357.92      628    76.9
Delaware                        $1,878,854         9   0.47    $208,762      7.102    357.25      615    80.1
District of Columbia              $855,281         4   0.21    $213,820      7.789    358.00      543    69.4
Florida                        $68,205,902       368  17.09    $185,342      6.943    355.72      599    77.2
Georgia                         $2,069,311        14   0.52    $147,808      8.001    358.06      622    86.3
Hawaii                          $6,085,280        18   1.53    $338,071      6.345    353.71      613    68.3
Idaho                           $1,886,262        10   0.47    $188,626      7.108    357.92      578    78.5
Illinois                       $12,233,937        59   3.07    $207,355      7.293    357.95      594    81.9
Indiana                         $3,152,973        24   0.79    $131,374      7.309    357.58      614    84.2
Iowa                              $544,488         5   0.14    $108,898      8.574    358.00      595    86.4
Kansas                            $838,507         7   0.21    $119,787      7.689    358.00      593    82.6
Kentucky                        $3,123,667        20   0.78    $156,183      7.233    347.95      594    83.7
Louisiana                         $516,344         4   0.13    $129,086      7.094    357.68      615    93.7
Maine                           $1,670,144        10   0.42    $167,014      6.858    358.00      595    80.0
Maryland                        $8,089,290        37   2.03    $218,629      7.054    357.97      595    75.2
Massachusetts                   $4,767,951        20   1.19    $238,398      6.932    356.00      582    66.5
Michigan                        $4,655,913        32   1.17    $145,497      7.308    358.00      593    81.7
Minnesota                       $4,075,437        21   1.02    $194,068      7.054    353.63      627    84.4
Mississippi                       $716,353         5   0.18    $143,271      7.550    358.00      629    95.1
Missouri                        $2,582,445        25   0.65    $103,298      7.384    357.89      611    83.9
Montana                           $336,519         3   0.08    $112,173      7.388    357.65      572    90.3
Nebraska                          $957,353        10   0.24     $95,735      7.419    357.73      621    87.9
Nevada                         $16,440,091        73   4.12    $225,207      6.965    357.82      600    78.4
New Hampshire                   $2,746,735        13   0.69    $211,287      6.811    349.67      609    78.3
New Jersey                      $3,372,483        14   0.85    $240,892      6.960    357.66      612    72.5
New Mexico                        $568,896         3   0.14    $189,632      7.567    358.39      636    86.5
New York                       $13,699,595        53   3.43    $258,483      7.097    356.01      595    73.1



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF       AVERAGE        GROSS     REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE          WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                  $1,154,722       6     0.29      $192,454        7.432    357.74    592     84.7
North Dakota                      $252,434       2     0.06      $126,217        8.014    267.33    600     86.9
Ohio                            $1,091,682       3     0.27      $363,894        6.696    357.93    577     82.2
Oklahoma                        $1,544,456      17     0.39       $90,850        7.371    358.00    624     89.6
Oregon                          $5,377,410      28     1.35      $192,050        6.685    357.91    631     82.3
Pennsylvania                    $5,548,617      34     1.39      $163,195        7.134    356.05    587     81.0
Rhode Island                      $747,783       4     0.19      $186,946        7.441    358.00    557     62.3
South Carolina                    $902,874       5     0.23      $180,575        6.986    325.60    644     90.7
South Dakota                      $254,336       3     0.06       $84,779        7.107    358.00    611     85.2
Tennessee                       $3,210,970      24     0.80      $133,790        7.055    354.31    627     86.9
Texas                          $10,762,321      80     2.70      $134,529        6.837    350.58    621     82.9
Utah                            $2,187,671      15     0.55      $145,845        6.698    357.67    633     82.9
Vermont                           $356,413       2     0.09      $178,207        7.000    358.00    601     74.7
Virginia                       $20,158,134      95     5.05      $212,191        6.769    352.96    590     77.4
Washington                      $8,132,206      40     2.04      $203,305        6.613    357.95    636     80.1
West Virginia                     $601,743       4     0.15      $150,436        7.725    357.71    565     77.0
Wisconsin                       $2,459,268      16     0.62      $153,704        7.652    357.92    616     85.0
Wyoming                           $811,333       7     0.20      $115,905        7.104    357.87    631     83.9
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918   100.00      $208,035        6.798    355.74    607     76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                       Loan-to-Value Ratios

                                   CURRENT    # OF     % OF       AVERAGE        GROSS     REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE          WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                        $6,856,636      38     1.72      $180,438        6.233    351.38    594     42.3
50.01 - 55.00                   $9,698,864      40     2.43      $242,472        6.059    354.80    613     52.7
55.01 - 60.00                  $17,086,567      87     4.28      $196,397        6.541    356.18    595     58.3
60.01 - 65.00                  $38,464,814     161     9.64      $238,912        6.573    357.35    588     63.2
65.01 - 70.00                  $35,951,504     161     9.01      $223,301        6.837    353.45    590     68.4
70.01 - 75.00                  $49,732,576     234    12.46      $212,532        6.772    356.97    600     73.6
75.01 - 80.00                 $136,598,477     624    34.23      $218,908        6.615    356.60    619     79.5
80.01 - 85.00                  $33,491,604     164     8.39      $204,217        6.979    355.91    596     84.0
85.01 - 90.00                  $42,734,940     228    10.71      $187,434        7.117    351.61    614     89.6
90.01 - 95.00                  $14,776,725      87     3.70      $169,847        7.857    356.70    612     94.6
95.01 - 100.00                 $13,618,967      94     3.41      $144,883        7.786    357.75    628     99.8
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918   100.00      $208,035        6.798    355.74    607     76.7
-----------------------------------------------------------------------------------------------------------------------------------


                                                       Range of Current Gross Coupon

                                   CURRENT    # OF     % OF       AVERAGE        GROSS     REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL       BALANCE          WAC      TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                     $645,512       4     0.16      $161,378        4.876    357.78    652     79.2



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon

                                   CURRENT    # OF     % OF         AVERAGE    GROSS     REMG.                    ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL         BALANCE      WAC      TERM     FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                  $10,903,058      38     2.73        $286,923    5.449    353.91      670           72.2
5.501 - 6.000                  $75,385,413     312    18.89        $241,620    5.879    355.12      634           70.1
6.001 - 6.500                 $102,185,930     470    25.61        $217,417    6.306    355.96      614           75.0
6.501 - 7.000                  $90,236,383     426    22.61        $211,822    6.799    356.18      605           78.4
7.001 - 7.500                  $43,379,277     221    10.87        $196,286    7.298    355.46      594           81.0
7.501 - 8.000                  $37,959,186     204     9.51        $186,074    7.790    355.43      579           81.1
8.001 - 8.500                  $17,083,071     100     4.28        $170,831    8.280    357.13      571           83.9
8.501 - 9.000                  $11,025,738      71     2.76        $155,292    8.760    355.83      569           83.4
9.001 - 9.500                   $5,640,502      35     1.41        $161,157    9.324    357.84      556           81.2
9.501 - 10.000                  $2,988,241      20     0.75        $149,412    9.719    357.77      539           75.4
10.001 - 10.500                   $765,867       7     0.19        $109,410   10.198    345.64      547           82.7
10.501 - 11.000                   $573,856       6     0.14         $95,643   10.808    338.39      522           76.7
11.001 - 11.500                   $239,641       4     0.06         $59,910   11.366    358.00      523           85.6
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918   100.00        $208,035    6.798    355.74      607           76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                            Property Type

                                   CURRENT    # OF     % OF         AVERAGE    GROSS     REMG.                    ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL         BALANCE      WAC      TERM     FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                           $282,432,998   1,399    70.78        $201,882    6.762    355.62      607           76.6
PUD                            $77,763,461     337    19.49        $230,752    6.793    355.86      603           77.4
2 FAM                          $17,372,155      71     4.35        $244,678    7.163    356.52      627           75.3
CND                            $16,776,805      97     4.20        $172,957    6.947    355.74      607           79.1
3 FAM                           $2,283,337       7     0.57        $326,191    7.215    357.87      585           67.8
4 FAM                           $2,002,321       5     0.50        $400,464    6.763    358.00      631           72.3
CNDP                              $380,599       2     0.10        $190,299    8.661    357.30      620           89.8
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918   100.00        $208,035    6.798    355.74      607           76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                                    Purpose

                                   CURRENT    # OF     % OF         AVERAGE    GROSS     REMG.                    ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL         BALANCE      WAC      TERM     FICO            LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                           $316,238,093   1,508    79.26        $209,707    6.800    355.33      601           75.0
PUR                            $70,837,250     342    17.75        $207,126    6.803    357.74      632           83.3
RNC                            $11,936,332      68     2.99        $175,534    6.696    354.58      625           83.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918   100.00        $208,035    6.798    355.74      607           76.7
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Occupancy

                                   CURRENT     # OF     % OF    AVERAGE      GROSS   REMG.                 ORIG
DESCRIPTION                        BALANCE    LOANS    TOTAL    BALANCE        WAC    TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                            $388,788,035    1,863    97.44   $208,689      6.780  355.75    607          76.7
INV                             $7,270,830       42     1.82   $173,115      7.465  354.81    615          79.0
2H                              $2,952,811       13     0.74   $227,139      7.548  356.74    628          78.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675    1,918   100.00   $208,035      6.798  355.74    607          76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                            Range of Months Remaining to Scheduled Maturity

                                   CURRENT     # OF     % OF    AVERAGE      GROSS   REMG.                 ORIG
DESCRIPTION                        BALANCE    LOANS    TOTAL    BALANCE        WAC    TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                       $4,569,927       35     1.15   $130,569      6.719  177.88    599          76.2
301 - 360                     $394,441,749    1,883    98.85   $209,475      6.799  357.80    607          76.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675    1,918   100.00   $208,035      6.798  355.74    607          76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                   Collateral Grouped by Document Type

                                   CURRENT     # OF     % OF    AVERAGE      GROSS   REMG.                 ORIG
DESCRIPTION                        BALANCE    LOANS    TOTAL    BALANCE        WAC    TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                          $297,487,557    1,462    74.56   $203,480      6.687  355.43    605          77.5
STATED INCOME                 $101,524,118      456    25.44   $222,641      7.123  356.64    613          74.5
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675    1,918   100.00   $208,035      6.798  355.74    607          76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                     Collateral Grouped by FICO

                                   CURRENT     # OF     % OF    AVERAGE      GROSS   REMG.                 ORIG
DESCRIPTION                        BALANCE    LOANS    TOTAL    BALANCE        WAC    TERM   FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                         $119,776        1     0.03   $119,776      6.350  358.00    804          80.0
781 - 800                         $942,116        4     0.24   $235,529      6.010  357.54    788          86.1
761 - 780                       $2,688,469        9     0.67   $298,719      6.129  357.82    774          79.9
741 - 760                       $3,867,008       14     0.97   $276,215      5.932  357.94    751          76.7
721 - 740                       $5,629,084       20     1.41   $281,454      6.028  357.71    729          79.1
701 - 720                       $7,751,263       28     1.94   $276,831      6.114  358.00    710          76.2
681 - 700                      $11,098,190       54     2.78   $205,522      6.189  357.69    689          77.5
661 - 680                      $18,133,677       82     4.54   $221,142      6.369  353.39    671          77.2
641 - 660                      $26,263,959      134     6.58   $196,000      6.468  357.51    650          78.0
621 - 640                      $66,062,722      302    16.56   $218,751      6.589  355.51    630          79.5
601 - 620                      $78,676,249      381    19.72   $206,499      6.663  355.90    610          77.6
581 - 600                      $64,429,093      326    16.15   $197,635      6.827  353.88    591          76.7
561 - 580                      $44,854,691      219    11.24   $204,816      7.022  356.12    571          76.8
541 - 560                      $29,211,928      147     7.32   $198,721      7.308  356.17    551          72.2
521 - 540                      $21,086,103      100     5.28   $210,861      7.431  357.88    531          71.8
501 - 520                      $17,235,668       90     4.32   $191,507      8.027  354.25    510          71.5



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
                                   CURRENT    # OF   % OF       AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE      WAC     TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 500                            $961,678       7   0.24      $137,383    8.638   358.00    500     73.6
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918 100.00      $208,035    6.798   355.74    607     76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                                 Grade

                                   CURRENT    # OF   % OF       AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE      WAC     TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                             $297,515,947   1,400  74.56      $212,511    6.671   355.63    616     77.6
A-                             $19,158,033      96   4.80      $199,563    6.827   354.70    583     74.9
B                              $31,190,674     152   7.82      $205,202    7.082   355.90    578     73.1
C                              $32,907,449     173   8.25      $190,216    7.459   356.66    580     74.4
C-                             $15,407,661      80   3.86      $192,596    7.014   356.34    596     76.6
D                               $2,831,911      17   0.71      $166,583    7.944   358.02    555     68.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918 100.00      $208,035    6.798   355.74    607     76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                               Collateral Grouped by Prepayment Penalty Months

                                   CURRENT    # OF   % OF       AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS  TOTAL       BALANCE      WAC     TERM FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                              $43,022,212     216  10.78      $199,177    7.268   355.42  600       77.8
12                             $20,243,047      88   5.07      $230,035    7.300   356.65  594       74.4
24                             $88,599,268     377  22.20      $235,011    6.876   357.77  602       79.2
36                            $103,518,468     506  25.94      $204,582    6.793   356.76  606       76.8
60                            $143,628,681     731  36.00      $196,482    6.542   353.72  615       75.1
-----------------------------------------------------------------------------------------------------------------------------------
                              $399,011,675   1,918 100.00      $208,035    6.798   355.74  607       76.7
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Range of Months to Roll           (Excludes 1077  Fixed Rate Mortgages)

                     WA            CURRENT    # OF   % OF       AVERAGE    GROSS    REMG.            ORIG
DESCRIPTION          MTR           BALANCE   LOANS  TOTAL       BALANCE      WAC     TERM FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                 4         $1,449,061       7   0.77      $207,009    6.912   358.00  553       86.8
19 - 24              22        $82,475,371     349  43.60      $236,319    6.934   357.75  603       79.4
25 - 31              31         $1,852,676       9   0.98      $205,853    6.256   355.00  638       82.4
32 - 37              34       $103,406,981     476  54.66      $217,242    6.993   357.83  598       76.9
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088     841 100.00      $224,951    6.960   357.77  600       78.1
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                               Range of Margin                            (Exc1udes 1077 Fixed Rate Mortgages)
                                   CURRENT    # OF    % OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS   TOTAL       BALANCE        WAC     TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $142,728       1    0.08      $142,728      6.250   358.00    562     57.0
2.001 - 3.000                     $681,000       1    0.36      $681,000      6.250   357.00    634     79.6
3.001 - 4.000                   $2,758,246      13    1.46      $212,173      6.416   357.47    609     75.3
4.001 - 5.000                   $9,452,064      37    5.00      $255,461      6.163   357.66    598     65.4
5.001 - 6.000                  $57,408,172     249   30.35      $230,555      6.598   357.80    600     75.7
6.001 - 7.000                  $72,033,190     295   38.08      $244,180      6.794   357.75    608     78.2
7.001 - 8.000                  $35,113,671     172   18.56      $204,149      7.633   357.84    589     82.7
8.001 - 9.000                   $9,932,582      61    5.25      $162,829      8.433   357.77    582     88.3
9.001 - 10.000                  $1,662,435      12    0.88      $138,536      9.369   357.72    570     83.0
-----------------------------------------------------------------------------------------------------------------------------------
6.439                         $189,184,088     841  100.00      $224,951      6.960   357.77    600     78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                 Range of Maximum Rates                (Excludes 1077 Fixed Rate Mortgages)

                                   CURRENT    # OF    % OF       AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS   TOTAL       BALANCE      WAC       TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   $142,558       1    0.08      $142,558    4.550     357.00    749     80.0
11.001 - 11.500                   $762,697       3    0.40      $254,232    5.391     357.17    655     71.4
11.501 - 12.000                 $3,340,583      14    1.77      $238,613    5.773     357.24    652     72.1
12.001 - 12.500                $10,104,930      38    5.34      $265,919    5.883     357.02    628     77.2
12.501 - 13.000                $25,195,696      98   13.32      $257,099    6.154     357.69    612     72.9
13.001 - 13.500                $41,967,850     169   22.18      $248,330    6.412     357.81    613     75.9
13.501 - 14.000                $43,644,790     185   23.07      $235,918    6.869     357.84    602     78.2
14.001 - 14.500                $24,399,739     115   12.90      $212,172    7.361     357.82    591     81.0
14.501 - 15.000                $19,121,257      96   10.11      $199,180    7.823     357.88    579     82.3
15.001 - 15.500                 $9,140,833      51    4.83      $179,232    8.331     357.91    563     85.5
15.501 - 16.000                 $5,621,903      33    2.97      $170,361    8.732     358.02    571     84.1
16.001 - 16.500                 $3,789,443      22    2.00      $172,247    9.332     357.93    557     80.4
16.501 - 17.000                 $1,417,879      11    0.75      $128,898    9.692     358.00    536     78.4
17.001 - 17.500                   $207,325       2    0.11      $103,663   10.265     358.00    562     90.2
17.501 - 18.000                   $252,552       2    0.13      $126,276   10.682     357.46    511     80.0
18.001 - 18.500                    $74,052       1    0.04       $74,052   11.500     358.00    500     95.0
-----------------------------------------------------------------------------------------------------------------------------------
13.816                        $189,184,088     841  100.00      $224,951    6.960     357.77    600     78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                   Initial Periodic Rate Cap             (Excludes 1077 Fixed Rate Mortgages)

                                   CURRENT    # OF    % OF       AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                        BALANCE   LOANS   TOTAL       BALANCE      WAC       TERM   FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $2,447,055      11    1.29      $222,460    7.018     357.81    555     82.4
1.500                         $148,726,024     671   78.61      $221,648    6.960     357.92    599     78.3
2.000                           $3,704,166      17    1.96      $217,892    6.704     356.98    633     75.4
3.000                          $34,003,522     140   17.97      $242,882    6.993     357.19    604     77.6



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                            Initial Periodic Rate Cap                        (Excludes  1077 Fixed Rate Mortgages)

                                   CURRENT     # OF    % OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                        BALANCE    LOANS   TOTAL       BALANCE       WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000                             $108,750        1    0.06      $108,750     6.500   358.00     611    75.0
6.000                             $194,571        1    0.10      $194,571     5.480   358.00     623    55.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088      841  100.00      $224,951     6.960   357.77     600    78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                 Subsequent Periodic Rate Cap                (Excludes  1077 Fixed Rate Mortgages)

                                   CURRENT     # OF    % OF      AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                        BALANCE    LOANS   TOTAL      BALANCE      WAC       TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $35,072,103      148   18.54     $236,974    6.963     357.23     606    77.9
1.500                         $153,866,588      692   81.33     $222,351    6.959     357.89     599    78.2
2.000                             $245,398        1    0.13     $245,398    7.050     357.00     602    83.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088      841  100.00     $224,951    6.960     357.77     600    78.1
-----------------------------------------------------------------------------------------------------------------------------------



                                                   Range of Lifetime Rate Floor             (Exc1udes 1077 Fixed Rate Mortgages)

                                   CURRENT     # OF    % OF      AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                        BALANCE    LOANS   TOTAL      BALANCE      WAC       TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $328,256        1    0.17     $328,256    7.200     358.00     668    80.0
4.001 - 5.000                     $460,958        3    0.24     $153,653    4.826     357.69     662    80.0
5.001 - 6.000                  $26,862,700      105   14.20     $255,835    5.802     357.64     626    72.5
6.001 - 7.000                  $91,277,100      372   48.25     $245,369    6.578     357.75     609    76.9
7.001 - 8.000                  $47,189,448      226   24.94     $208,803    7.501     357.83     584    80.7
8.001 - 9.000                  $16,752,939       92    8.86     $182,097    8.459     357.86     570    85.2
9.001 - 10.000                  $5,778,758       37    3.05     $156,183    9.424     357.90     556    80.9
> 10.000                          $533,929        5    0.28     $106,786   10.634     357.74     530    86.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $189,184,088      841  100.00     $224,951    6.960     357.77     600    78.1
-----------------------------------------------------------------------------------------------------------------------------------




                                                   Next Interest Adjustment Date        (Exc1udes 1077 Fixed Rate Mortgages)

                                   CURRENT     # OF    % OF      AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                        BALANCE    LOANS   TOTAL      BALANCE      WAC       TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/06                           $1,449,061        7    0.77     $207,009    6.912     358.00     553    86.8
07/07                             $223,700        1    0.12     $223,700    6.250     355.00     622    80.0
08/07                           $1,750,229        9    0.93     $194,470    6.538     356.00     618    78.8
09/07                          $18,365,380       74    9.71     $248,181    6.805     357.02     603    78.0
10/07                          $60,934,717      260   32.21     $234,364    6.987     358.00     602    79.8
11/07                           $1,201,344        5    0.64     $240,269    6.910     359.00     616    81.5
07/08                           $1,852,676        9    0.98     $205,853    6.256     355.00     638    82.4
08/08                           $3,151,070       11    1.67     $286,461    6.501     356.00     609    78.4
09/08                          $13,228,169       61    6.99     $216,855    7.011     357.08     607    76.6
10/08                          $85,708,461      396   45.30     $216,436    6.997     358.00     596    76.9





-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2005-15
  A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                      Groups 1 & 2

                           ARM and Fixed     $399,011,675

                                    Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment                (Excludes 1077  Fixed Rate Mortgages)
                                                          Date
                         CURRENT          # OF    % OF    AVERAGE     GROSS   REMG.            ORIG
DESCRIPTION              BALANCE          LOANS   TOTAL   BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
11/08                 $1,319,281              8    0.70  $164,910     7.778   359.00    582    81.2
-----------------------------------------------------------------------------------------------------------------------------------
                    $189,184,088            841  100.00  $224,951     6.960   357.77    600    78.1
-----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.